                                                   SCHEDULE 14A
                                                  (Rule 14a-101)
                                      INFORMATION REQUIRED IN PROXY STATEMENT

                                             SCHEDULE 14A INFORMATION

                                     Proxy Statement Pursuant to Section 14(a)
                                      of the Securities Exchange Act of 1934

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                                            DARLING INTERNATIONAL INC.
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                                 (Name of Registrant as Specified in Its Charter)

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251 O’Connor Ridge Boulevard, Suite 300
Irving, Texas 75038

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 11, 2005

To the Stockholders of Darling International Inc.:

        An Annual Meeting of Stockholders of Darling International Inc. will be held on Wednesday, May 11, 2005, at 10:00 a.m., local time, at the Marriott Las Colinas, 223 West Las Colinas Blvd, Irving, Texas 75039 for the following purposes (which are more fully described in the accompanying Proxy Statement):

1.	To elect six directors of Darling International Inc. to serve until the next annual meeting of stockholders (Proposal 1); and

2.	To approve the 2004 Omnibus Incentive Plan (Proposal 2); and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        The affirmative vote of the holders of a plurality of the shares of our outstanding common stock voting is required for the election of each of the nominees for director and approval of Proposal No. 1 (assuming a quorum is present). The affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting will be required to approve the 2004 Omnibus Incentive Plan under Proposal No. 2.

        The Board of Directors unanimously recommends that you vote to approve Proposals No. 1 and 2.

        The Board of Directors has fixed the close of business on March 24, 2005, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

        You are cordially invited to attend the Annual Meeting. However, whether or not you expect to attend the Annual Meeting, to assure your shares are represented at the Annual Meeting, please date, execute and mail promptly the enclosed proxy in the enclosed envelope, for which no additional postage is required.

        A copy of our Annual Report for the year ended January 1, 2005 is enclosed for your convenience.

By Order of the Board of Directors,
/s/ Joseph R. Weaver Joseph R. Weaver, Jr. Secretary

Irving, Texas
April 12, 2005

Your vote is important.
Please execute and return promptly the enclosed proxy card in the envelope provided.

- i -

TABLE OF CONTENTS

251 O’Connor Ridge Boulevard, Suite 300
Irving, Texas 75038

PROXY STATEMENT
FOR AN ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 11, 2005

        This Proxy Statement is provided to the stockholders of Darling International Inc. (“Darling,” “we,” or “our company”) in connection with the solicitation of proxies by the Board of Directors to be voted at an Annual Meeting of Stockholders to be held at the Marriott Las Colinas, 223 West Las Colinas Blvd., Irving, Texas 75039, at 10:00 a.m., local time, on Wednesday, May 11, 2005, and at any adjournment or postponement thereof. This Proxy Statement and the enclosed proxy is first being sent or given to stockholders on or about April 12, 2005. This Proxy Statement provides information that should be helpful to you in deciding how to vote on the matters to be voted on at the Annual Meeting.

        We are asking you to elect the six nominees as directors of Darling until the next annual meeting of stockholders (Proposal 1) as well as approve the 2004 Omnibus Incentive Plan (Proposal 2).

QUESTIONS AND ANSWERS ABOUT VOTING

What am I voting on?

  Election of six directors for terms of one year (Proposal 1); and

  Approval of the 2004 Omnibus Incentive Plan (Proposal 2).

Who is entitled to vote at the Annual Meeting?

        You are entitled to vote your shares of Darling common stock at the Annual Meeting and any adjournment or postponement thereof if our records show that you owned the shares at the close of business on March 24, 2005. A total of 63,904,336 shares of common stock are eligible to vote at the Annual Meeting. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting. The enclosed proxy card shows the number of shares you are entitled to vote at the meeting.

How do I vote?

        Your shares may only be voted at the Annual Meeting if you are present in person or are represented by proxy. Whether or not you plan to attend the Annual Meeting, we encourage you to vote by proxy to assure that your shares will be represented. To vote by proxy, complete the enclosed proxy card and mail it in the postage-paid envelope provided.

        You may revoke your proxy at any time before it is exercised by timely submission of a written revocation to our Secretary, submission of a properly executed later-dated proxy, or by voting by ballot at the Annual Meeting. Voting by proxy will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. Attendance at the Annual Meeting will not by itself constitute a revocation of a proxy – you must vote at the Annual Meeting.

        If your shares are held in the name of a bank, broker or other holder of record (i.e., a “street name”), you will receive instructions from the holder of record that you must follow in order for your shares to be voted.

        All shares entitled to vote that are represented by properly-completed proxies received prior to the Annual Meeting and not revoked will be voted at the meeting in accordance with your instructions. If you do not indicate how your shares should be voted, the shares represented by your properly-completed proxy will be voted (i) FOR Proposal No. 1, (ii) FOR Proposal No. 2 and (iii) in the discretion of the persons named in the proxies as proxy appointees as to any other matter that may properly come before the Annual Meeting.

Who may attend the Annual Meeting?

        All stockholders that were stockholders of Darling as of the record date (March 24, 2005), or their authorized representatives, may attend the Annual Meeting. Admission to the meeting will be on a first-come, first-served basis. If your shares are held in the name of a bank, broker or other holder of record and you plan to attend the Annual Meeting, you should bring proof of ownership, such as a bank or brokerage account statement, to the Annual Meeting to ensure your admission.

How will votes be counted?

        The Annual Meeting will be held if a quorum, consisting of a majority of the outstanding shares entitled to vote, is represented in person or by proxy. Abstentions and broker “non-votes” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a nominee, such as a bank or broker, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Under the rules of the American Stock Exchange, absent instructions from the beneficial owners, banks and brokers who hold shares in street name for beneficial owners have the authority to vote on the election of directors.

        With respect to the nominees for director under Proposal No. 1 — Election of Directors, to be elected, each nominee must receive a plurality of all votes cast with respect to such position as director. Accordingly, shares not voted in the election of directors (including shares covered by a proxy as to which authority is withheld to vote for all nominees) and shares not voted for any particular nominee (including shares covered by a proxy as to which authority is withheld to vote for only one or less than all of the identified nominees) will not prevent the election of any of the nominees for director.

        Approval of the Company’s 2004 Omnibus Incentive Plan (Proposal 2) will require the affirmative vote of the majority of the shares of common stock present or represented by proxy at the Annual Meeting.

Abstentions – For the purpose of determining whether the stockholders have approved Proposal 2, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote.

Shares Held in Street Name – Under the rules of the American Stock Exchange, brokers cannot vote on their clients’ behalf regarding the adoption of Proposal 2 without express instructions from their clients. Shares held by brokers who have not received voting instructions from their clients will not be counted or deemed to be present for the purpose of determining whether stockholders have approved Proposal 2, but they are counted for determining the existence of a quorum.

Who will count the votes?

        Our transfer agent, EquiServe Trust Company, N.A., will tally the vote, and will serve as inspector of the Annual Meeting.

How are proxies being solicited and who will pay for the solicitation of proxies?

        We will bear the expense of the solicitation of proxies. In addition to the solicitation of proxies by mail, solicitation may be made by our directors, officers and employees by other means, including telephone, over the Internet or in person. No special compensation will be paid to our directors, officers or employees for the solicitation of proxies. To solicit proxies, we will also request the assistance of banks, brokerage houses and other custodians, nominees or fiduciaries, and, upon request, will reimburse such organizations or individuals for their reasonable expenses in forwarding soliciting materials to beneficial owners and in obtaining authorization for the execution of proxies. We will also use the services of the proxy solicitation firm of The Altman Group, Inc. to assist in the solicitation of proxies. For such services, we will pay a fee that is not expected to exceed $5,000, plus out-of-pocket expenses.

Who can help answer my other questions?

        If you have more questions about voting or wish to obtain another proxy card, you should contact:

Joseph R. Weaver, Jr.
General Counsel and Secretary
Darling International Inc.
251 O’Connor Ridge Boulevard, Suite 300
Irving, Texas 75038
Telephone: 972.717.0300      Fax:972.281.4475
E-mail: corporatesecretary@darlingii.com

CORPORATE GOVERNANCE

        In accordance with the General Corporation Law of the State of Delaware and our certificate of incorporation, as amended, and our amended and restated bylaws, our business, property and affairs are managed under the direction of the Board of Directors.

Independent Directors

                The Board of Directors has determined that each of Messrs. Albrecht, Flannery, Klink, Macaluso and Peterson meet the independence requirements of the American Stock Exchange.

Meetings of the Board of Directors

        During the fiscal year ended January 1, 2005, the Board of Directors held five regular meetings and eight special meetings. Each of the directors attended at least 75% of all meetings held by the Board of Directors and all meetings of each committee of the Board of Directors on which such director served during the fiscal year ended January 1, 2005.

        Our bylaws require that our Chief Executive Officer also serve as Chairman of the Board.

Lead Director

        Because the Chairman of the Board is also the Chief Executive Officer, the Board of Directors has designated an independent director to serve as lead director to enhance the board’s ability to fulfill its responsibilities independently. The directors appointed Mr. Macaluso as lead director. The lead director’s role includes:

  Convening and chairing meetings of the non-employee directors as necessary from time to time.

  Coordinating the work and meetings of the standing committees of the board.

  Acting as liaison between directors, committee chairs and management.

  Serving as an information resource for other directors.

Committees of the Board of Directors

        The Board of Directors has an audit committee, compensation committee and nominating and corporate governance committee.

        Audit Committee.      The audit committee currently consists of Messrs. Peterson (Chairman), Albrecht, and Flannery, all of whom are independent under the rules of the American Stock Exchange and the Securities and Exchange Commission (“SEC”). The audit committee continued its long-standing practice of meeting directly with the Company’s internal audit staff to discuss the current year’s audit plan and to allow for direct interaction between the audit committee members and the Company’s internal auditors. The audit committee met seven times during the fiscal year ended January 1, 2005. The audit committee is generally responsible for:

  Appointing, compensating, retaining and overseeing the Company’s independent auditors.

  Reviewing and discussing the adequacy of both the Company’s internal accounting controls and other factors affecting the integrity of the Company’s financial reports with management and the Company’s independent auditors.

  Reviewing and discussing with management and the independent auditors critical accounting policies and the appropriateness of such policies.

  Reviewing and discussing with management and the independent auditors any material financial or non-financial arrangements that do not appear on the financial statements and any related party transactions.

  Reviewing the Company’s annual and interim reports to the SEC, including the financial statements and the “Management’s Discussion and Analysis” portion of those reports, and recommending appropriate action to the Board of Directors.

  Discussing the Company’s audited financial statements and any reports of the independent auditor with respect to interim periods with management and the independent auditors, including a discussion with the independent auditors regarding the matters to be discussed by Statement of Auditing Standards No. 61 and No. 90.

  Reviewing relationships between the independent auditors and the Company in accordance with Independence Standards Board Standard No. 1.

  Creating and periodically reviewing the Company’s whistleblower policy.

        The Board of Directors has determined that all members of the audit committee are financially literate and have financial management expertise, as the Board has interpreted such qualifications in its business judgment. The Board has designated Mr. Peterson as an audit committee financial expert in accordance with the requirements of the SEC and the American Stock Exchange. The Board has designated Mr. Flannery as an additional financial expert serving on the audit committee.

        The Board of Directors has adopted a written charter setting out the audit related functions the audit committee is to perform. A copy of the audit committee charter is attached to this proxy statement as Annex A.

        Please see page 34 of this Proxy Statement for the Report of the Audit Committee.

        Compensation Committee.      The compensation committee currently consists of Messrs. Albrecht (Chairman), Flannery, Klink, and Macaluso, each of whom is independent under the rules of the American Stock Exchange and the SEC. The compensation committee met eight times during the fiscal year ended January 1, 2005. The compensation committee is generally responsible for:

  Reviewing our policies relating to employee and executive compensation.

  Reviewing and administering our incentive, bonus, and employee benefit plans, including the 1994 Employee Flexible Stock Option Plan (1994 Plan), the Non-Employee Directors Stock Option Plan and the proposed 2004 Omnibus Incentive Plan.

  Reviewing and evaluating the performance of the Chief Executive Officer.

  Reviewing and recommending to the Board of Directors the direct and indirect compensation and employee benefits of our executive officers.

  Reviewing management’s long-range planning for executive development and succession.

  Producing the annual report on executive compensation for inclusion in our annual proxy statement.

        Compensation Committee Interlocks and Insider Participation.      During the year ended January 1, 2005, the Company had no “interlocking” relationships in which (i) an executive officer of the Company served as a member of the compensation committee of another entity, one of whose executive officers served on the compensation committee of the Company; (ii) an executive officer of the Company served as a director of another entity, one of whose executive officers served on the compensation committee of the Company; and (iii) an executive officer of the Company served as a member of the compensation committee of another entity, one of whose executive officers served as a director of the Company.

        Please see page 26 of this Proxy Statement for the Report of the Compensation Committee.

        Nominating and Corporate Governance Committee.      The nominating and corporate governance committee currently consists of Messrs. Macaluso (Chairman), Flannery, Klink and Peterson, each of whom is independent under the rules of the American Stock Exchange and the SEC. The nominating and corporate governance committee met three times during the fiscal year ended January 1, 2005. The nominating and corporate governance committee is generally responsible for:

  Identifying, reviewing, evaluating and recommending potential candidates to serve as directors of our company.

  Recommending to the Board the number and nature of standing and special committees to be created by the Board.

  Recommending to the Board the members and chairperson for each Board committee.

  Developing, recommending, and periodically reviewing and assessing our Corporate Governance Principles and Code of Conduct and making recommendations for changes to the Board.

  Establishing and periodically reevaluating the standards for criteria for membership for, and the process of selection of, new directors for the Board.

  Communicating with our stockholders regarding nominees for the Board and considering whether to recommend such nominees to the Board.

  Reviewing the Board’s policy on compensation of directors and recommending to the Board any changes as appropriate.

  Reviewing and addressing any potential conflicts of interest of our directors and executive officers.

  Developing criteria for and assisting the Board in its annual self-evaluation.

Director Compensation

        Non-employee members of the Board of Directors are paid a $35,000 annual retainer. Each outside director receives $1,500 for each board or committee meeting attended in person or by video where minutes are taken or $1,000 if attended by telephone. The chairman of each of the audit, compensation and nominating committees receives an additional $7,500, $5,000 and $2,500, respectively, as an annual retainer, and the lead director of the Board of Directors receives an additional $10,000 annual retainer.

        Under the Non-Employee Directors Stock Option Plan, prior to May 17, 2000, each outside director was granted an option to purchase 15,000 shares of our common stock on the tenth business day of July 1995 and was granted an identical option on the tenth business day of July of each year thereafter. Each outside director elected after July 1995 but prior to May 17, 2000 was granted an option to purchase 21,000 shares of our common stock on the day he was first elected by our stockholders as a member of the Board of Directors. Pursuant to an amendment to the Non-Employee Directors Stock Option Plan adopted on May 17, 2000, each outside director elected on or after May 17, 2000 is granted options to buy 4,000 shares of our common stock when he is first elected to the Board of Directors by our stockholders. On the date of each calendar year thereafter on which our independent auditors sign their annual audit report, options to purchase 4,000 shares of our common stock are granted under the Non-Employee Directors Stock Option Plan to each of our outside directors, but such grants occur only if we obtain 90% of our target EBITDA for our most recent completed fiscal year. The per share exercise price of each option granted under the Non-Employee Directors Stock Option Plan is equal to the fair market value per share of our common stock on the date of grant of the options relating thereto. Twenty-five percent of the shares subject to each option vest on the date that is six months following the date of grant and 25% of the shares vest on each of the first, second and third anniversaries of the date of grant thereafter. Options to purchase an aggregate of 450,000 shares of our common stock may be granted under the Non-Employee Directors Stock Option Plan.

        If while unexercised options remain outstanding under the Non-Employee Directors Stock Option Plan, any of the following events occur, all options granted under the Non-Employee Directors Stock Option Plan become exercisable in full, whether or not they are otherwise exercisable:

  any entity other than us makes a tender or exchange offer for shares of our common stock pursuant to which purchases are made;

  our stockholders approve a definitive agreement to merge or consolidate our company with or into another corporation or to sell all or substantially all of our assets or adopt a plan of liquidation;

  the beneficial ownership of securities representing more than 15% of the combined voting power of our company is acquired by any person; or

  during any period of two consecutive years, the individuals who at the start of such period were members of the Board of Directors cease to constitute at least a majority thereof, unless the election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the start of such period.

        In the case of a merger where we are the surviving entity and in which there is a reclassification of the shares of our common stock, each option will become exercisable for the kind and amount of shares of stock or other securities receivable upon such reclassification or merger. Upon consummation of the recapitalization of our company in May 2002, all then outstanding options granted under the Non-Employee Directors Stock Option Plan became exercisable in full, whether or not they were otherwise exercisable.

        On March 26, 2004, each of Messrs. Albrecht, Klink, Macaluso and Peterson was granted 4,000 options with a per share exercise price of $2.86 under the Non-Employee Directors Stock Option Plan. Additionally, on May 18, 2004, upon his election to the Board of Directors, Mr. Flannery was granted 4,000 options with a per share exercise price of $3.65 under the Non-Employee Directors Stock Option Plan. The per share exercise price of each option granted under the Non-Employee Directors Stock Option Plan is equal to the fair market value per share of our common stock on the date of grant of the options relating thereto. In total, 20,000 options were granted under the Non-Employee Directors Stock Option Plan during the fiscal year ended January 1, 2005.

        On March 17, 2005, each outside director as of such date (Messrs. Albrecht, Flannery, Klink, Macaluso and Peterson) was granted 4,000 options with a per share exercise price of $4.04 under the Non-Employee Directors Stock Option Plan.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Introduction

        Our current Board of Directors consists of six members. One current director, Richard A. Peterson, has decided not to stand as a nominee at the Annual Meeting. The nominees for election as directors are O. Thomas Albrecht, Kevin S. Flannery, Fredric J. Klink, Charles Macaluso, Randall C. Stuewe and Michael Urbut.

        At the Annual Meeting, the nominees for director are to be elected to hold office until the next annual meeting of stockholders and until their successors have been elected and qualified. Each of the nominees has consented to serve as a director if elected. If any of the nominees shall become unable or unwilling to stand for election as a director (an event not now anticipated by the Board of Directors), proxies will be voted for such substitute as designated by the Board of Directors. The following table sets forth for each of the nominees for election as a director, his age, principal occupation and certain other information.

Name	Age	Principal Occupation
Randall C. Stuewe	42	Mr. Stuewe has served as our Chairman and Chief Executive Officer since February 2003. From 1996 to 2002, Mr. Stuewe worked for ConAgra Foods, Inc. as executive vice president and most recently as president of Gilroy Foods. Prior to serving at ConAgra Foods, he spent twelve years in management, sales and trading positions at Cargill, Inc.

O. Thomas Albrecht	58	Mr. Albrecht was employed by the McDonald's Corporation from 1977 until his retirement in March 2001. Most recently, from 1995 until March 2001, Mr. Albrecht served as a senior vice president and chief purchasing officer of McDonald's Corporation. Mr. Albrecht has served as a director of our company since May 2002.

Kevin S. Flannery	60	Since 1992, Mr. Flannery has been President and Chief Executive Officer of Whelan Financial Corporation. Mr. Flannery also currently serves as a director of Seitel Inc., Dan River Inc., Geneva Steel Company, and Sheffield Steel Corporation. Mr. Flannery has served as a director of our company since May 2004.

Fredric J. Klink	71	Since December 31, 2001, Mr. Klink has been of counsel at the law firm of Dechert LLP. Prior thereto he was partner at the law firm of Dechert LLP for more than five years. Mr. Klink's law practice concentrates on mergers and acquisitions, securities, and international work. He received his LL.B. from Columbia Law School in 1960. Mr. Klink has been a director of our company since April 1995.

Charles Macaluso	61	Mr. Macaluso has been a principal of Dorchester Capital, LLC, a management consulting and corporate advisory service firm focusing on operational assessment, strategic planning and workouts, since 1998. From 1996 to 1998, he was a partner at Miller Associates, Inc., a workout, turnaround partnership focusing on operational assessment, strategic planning and crisis management. Mr. Macaluso currently serves as a director of the following companies: Global Crossing Ltd. (NYSE: GX) where he serves on the Executive Committee, Lazy Days RV SuperCenters, Inc. (Chairman), O'Sullivan Furniture, where he serves on the Audit Committee, and GEO Specialty Chemicals as Lead Director. Mr. Macaluso has served as a director of our company since May 2002.

Michael Urbut	56	Mr. Urbut has been nominated to serve as a new member of our Board of Directors. Mr. Urbut has served as a director of Fresh Start Bakeries, Inc. since May 1999 and currently serves as Chair of Fresh Start Bakeries, Inc.'s audit committee. From October 1997 to June 2001, Mr. Urbut served as Chairman and Chief Executive Officer of Broadbridge Media, LLC ("Broadbridge"). In 2001, pursuant to an assignment for the benefit of creditors under Illinois law, Broadbridge was liquidated. Previous to 1997, Mr. Urbut worked in various management capacities at several foodservice related companies.

Director Nomination Process

        The Board of Directors is responsible for approving nominees for election as directors. To assist in this task, the Board has designated a standing committee, the nominating and corporate governance committee, which is responsible for reviewing and recommending nominees to the Board. The committee is comprised solely of independent directors as defined by the rules of the American Stock Exchange and the SEC. The Company’s Board of Directors has adopted a written charter for the committee. A copy of the charter is attached to last year’s proxy statement. A copy of the charter can also be found on our website at darlingii.com/investors/governance.html.

        The Board has a policy of considering director nominees recommended by stockholders. A stockholder who wishes to recommend a prospective board nominee for the committee’s consideration can write to the Nominating and Corporate Governance Committee, c/o Secretary, Darling International Inc., P.O. Box 141481, Irving, Texas 75014-1481. In addition to considering nominees recommended by stockholders, the committee also considers prospective board nominees recommended by current directors, management and other sources. The committee evaluates all prospective board nominees in the same manner regardless of the source of the recommendation.

        In evaluating prospective nominees, the committee looks for the following minimum qualifications, qualities and skills:

  Highest personal and professional ethics, integrity and values.

  Outstanding achievement in the individual's personal career.

  Breadth of experience.

  Ability to make independent, analytical inquiries.

  Ability to contribute to a diversity of viewpoints among board members.

  Willingness and ability to devote the time required to perform board activities adequately (in this regard, the committee will consider the number of other boards of directors on which the individual serves).

  Ability to represent the total corporate interests of the Company (a director will not be selected to, nor will he or she be expected to, represent the interests of any particular group).

        Stockholders who wish to submit a proposal for inclusion of a nominee for director in our proxy materials must also comply with the deadlines and requirements of Rule 14a-8 promulgated by the SEC. Please see “Additional Information” in this proxy statement for more information regarding the procedures for submission by a stockholder of a director nominee or other proposals.

Stockholder Communications with the Board

        Stockholders and others who wish to communicate with the Board as a whole, or to individual directors, may write them: c/o Secretary, Darling International Inc., P.O. Box 141481, Irving, Texas 75014-1481. All communications sent to this address will be shared with the Board, or the lead director, if so addressed.

        It is a policy of the Board to encourage directors to attend each annual meeting of stockholders. Such attendance allows for direct interaction between stockholders and members of the Board. All of our directors attended our 2004 annual stockholders meeting.

Required Vote

        To be elected, each nominee for director must receive a plurality of all votes cast with respect to such position as director.

Recommendation of the Board of Directors

        The Board of Directors recommends that the stockholders vote “FOR” each of the nominees set forth in Proposal No. 1.

PROPOSAL NO. 2 – APPROVAL OF 2004 OMNIBUS INCENTIVE PLAN

Introduction

        The Compensation Committee of the Board of Directors (the “Committee”) and the Board of Directors unanimously adopted the 2004 Omnibus Incentive Plan (the “2004 Plan”) subject to the approval of the Company’s shareholders. Currently, the Committee can authorize grants of stock options to employees under the 1994 Employee Flexible Stock Option Plan and to non-employee directors under the Non-Employee Directors Stock Option Plan. However, neither of these plans provides the Committee with the ability to grant other awards such as stock-based stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance units, or performance shares. The 2004 Plan will replace both the 1994 Employee Flexible Stock Option Plan and the Non-Employee Directors Stock Option Plan and thus, will broaden the array of equity alternatives available to the Committee when designing compensation incentives. In addition, awards under the Plan, including annual and long-term incentive awards paid to executive officers subject to Section 162(m) (i.e., covered employees), can be designed to satisfy the requirements of Section 162(m).

Description of the Plan

        The purpose of the 2004 Plan is to attract, retain and motivate employees, directors, and third party service providers of the Company and its subsidiaries and to encourage them to have a financial interest in the Company.

        The 2004 Plan will become effective upon shareholder approval and will terminate ten years later unless sooner terminated.

        A summary of the principal features of the 2004 Plan is provided below, but is qualified in its entirety by reference to the full text of the 2004 Plan attached hereto as Annex B.

Plan and Participant Share Limits

        The maximum number of shares of common stock issuable under the 2004 Plan is 4,800,000 shares, plus up to 1,274,969 shares subject to outstanding awards as of the date of shareholder approval of the 2004 Plan under the 1994 Employee Flexible Stock Option Plan and the Non-Employee Directors Stock Option Plan that cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable shares). Subject to the limits described in the previous sentence, the maximum number of shares that may be issued pursuant to the exercise of incentive stock options is 4,800,000 shares, and the maximum number of shares that may be issued to non-employee directors is 500,000 shares. If the 2004 Plan is approved by the Company’s shareholders, no additional awards will be made after the date of approval under the 1994 Employee Flexible Stock Option Plan or the Non-Employee Directors Stock Option Plan.

        Shares are counted against the authorization only to the extent they are actually issued. Thus, awards for shares which terminate by expiration, forfeiture, cancellation, or otherwise, are settled in cash in lieu of shares, or exchanged for awards not involving shares, shall result in shares being again available for grant. Also, if the exercise price or tax withholding requirements of any award are satisfied by tendering shares to the Company, or if an SAR is exercised, only the number of shares issued, net of the shares tendered, will be deemed issued under the 2004 Plan. The maximum number of shares will not be reduced to reflect dividends or dividend equivalents that are reinvested into additional shares or credited as additional restricted stock, restricted stock units, performance shares, or other stock-based awards.

        The 2004 Plan also imposes annual per-participant award limits, starting with calendar year 2004. The maximum number of shares of common stock with respect to any awards denominated in shares that may be granted to any person in any calendar year is 6,074,969. The maximum aggregate grant to any person in any calendar year of cash-based awards is $1,000,000.

        The number and kind of shares that may be issued, the number and kind of shares subject to outstanding awards, the exercise price or grant price applicable to outstanding awards, the annual per-participant award limits, and other value determinations are subject to adjustment by the Committee to reflect a merger, consolidation, reorganization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind, or other like change in capital structure (other than normal cash dividends), or any similar corporate event or transaction and to prevent dilution or enlargement of participants’ rights under the Plan. The Committee may also make appropriate adjustment to awards under the Plan to reflect, or relate to, such changes and to modify any other terms of outstanding awards.

Administration

        The Committee is responsible for administering the 2004 Plan and has the discretionary power to interpret the terms and intent of the 2004 Plan and any 2004 Plan related documentation, to determine eligibility for awards and the terms and conditions of awards, and to adopt rules, forms, instruments, and guidelines. Determinations of the Committee made under the 2004 Plan are final and binding. The Committee may delegate administrative duties and powers to one or more of its members or to one or more officers, agents, or advisors.

Eligibility

        Employees, non-employee directors, and third party service providers of the Company and its subsidiaries who are selected by the Committee are eligible to participate in the 2004 Plan.

Stock Options

        The Committee may grant both incentive stock options (“ISOs”) and nonqualified stock options (“NQSOs”) under the 2004 Plan. Eligibility for ISOs is limited to employees of the Company and its subsidiaries. The exercise price for options and the term of any option is determined by the Committee at the time of the grant; provided, however that in the case of an ISO, the aggregate fair market value (determined as of the time of such grant) of the shares with respect to which such ISO is exercisable shall not exceed $100,000. Moreover, in respect to an ISO, the per-share exercise price of such ISO shall not be less than 100% of such fair market value of a share (or if the recipient is a 10% stockholder, then not less than 110%) and the latest expiration date of such ISO is the tenth anniversary of the date of the grant (or if the recipient is a 10% stockholder, then the fifth anniversary). Fair market value under the 2004 Plan is generally defined as the closing price of a share of common stock on the American Stock Exchange (or if the shares are listed on another national securities exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), on such exchange or system), or if there was no trading of shares on such date, on the next preceding date on which there was trading in the shares. The exercise price is to be paid with cash or by other means approved by the Committee.

Stock Appreciation Rights

        The Committee may grant SARs under the 2004 Plan either alone or in tandem with stock options. Upon exercise of an SAR, the holder will have a right to receive the difference between the fair market value of one share on the date of the exercise and the grant price as specified by the Committee on the date of such grant. The grant price, methods of exercise, and methods of settlement will be determined by the Committee; however, tandem SARs must be exercised by relinquishing the related portion of the tandem option.

Restricted Stock and Restricted Stock Units

        The Committee may award restricted common stock and restricted stock units. Restricted stock awards consist of shares of stock that are transferred to the participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. A restricted stock unit award is an award denominated in shares of common stock which is credited to a notional account. The value of the account is transferred to the participant only after specified conditions are satisfied. A holder of restricted stock is entitled to voting rights, whereas the holder of a restricted stock unit award has no voting rights. The Committee will determine the restrictions and conditions applicable to each award of restricted stock or restricted stock units. If the grant, lapse of restrictions or conditions applicable to an award of restricted stock award or restricted stock units depends upon the achievement of performance goals over a performance period, the awards are referred to as “performance stock” or “performance units”, respectively.

Other Stock-Based Awards

        The Committee may grant other equity-based or equity-related awards, referred to as “other stock-based awards” not otherwise described in the 2004 Plan. The terms and conditions of each other stock-based award shall be determined by the Committee.

Dividend Equivalents

        Under the 2004 Plan, the Committee may grant participants dividend equivalents based on the dividends declared on shares that are subject to any award. Dividend equivalents will be credited as of dividend payment dates during the period between the date such award is granted and the date such award is exercised, vested, expired, credited or paid.

Non-Employee Director Awards

        The Board or the Committee, under the 2004 Plan, may grant awards to non-employee directors as it shall determine, including awards granted in satisfaction of annual fees that are otherwise payable to such directors. It is the Company’s policy to grant 4,000 options to each non-employee director every year upon our independent auditors signing their annual audit report, but such grants occur only if we obtain 90% of our target EBITDA for our most recent completed fiscal year.

Cash-Based Awards

        The Committee may grant awards denominated in cash under the 2004 Plan in such amounts and subject to such terms and conditions as the Committee may determine.

Performance-Based Compensation

        The Committee can design any award such that the amounts or shares payable or distributed are treated as “qualified performance based compensation” within the meaning of Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended from time to time ("Code"), and related regulations. Such awards will be earned only if performance goals over performance periods established by the Committee are met, and awards can only be granted, vested or paid if the Committee certifies in writing that such performance goals and any other material terms applicable to such performance period have been satisfied. The performance goals will be based upon one or more of the following performance measurements:

  Net income (before or after taxes);

  Earnings per share (before or after taxes, interest, depreciation and/or amortization);

  Net sales growth;

  Net operating profit;

  Return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales);

  Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on equity);

  Gross or operating margins;

  Productivity ratios;

  Share price (including, but not limited to, growth measures and total shareholder return);

  Expense targets;

  Operating efficiency;

  Customer satisfaction;

  Working capital targets;

  Economic value added or EVA(R) (net operating profit after tax minus the sum of capital multiplied by the cost of capital);

  Account growth;

  Service revenue; and

  Capital expenditures.

        No later than 90 days after the commencement of a performance period (but in no event after twenty-five percent (25%) of such performance period has elapsed), the Committee shall establish in writing the performance goals, the performance measures, the method of computing compensation and the participants to which such performance goals apply. When establishing performance goals for any award to a covered employee, the Committee may include or exclude any of the following events: asset write-downs, litigation, claims, judgments, or settlements; the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; any reorganization and restructuring programs; acquisitions or divestitures, foreign exchange gains or losses, and other extraordinary items which must be described in the Company’s audited financial statements and/or in the Management’s Discussion and Analysis section of the Company’s annual report on Form 10-K.

        Awards that are designed to qualify as performance-based compensation may not be adjusted upward. However, the Committee has the discretion to adjust these awards downward.

Termination of Employment

        Each award agreement will specify the effect of a holder’s termination of employment with, or service for, the Company, including the extent to which unvested portions of the award will be forfeited and the extent to which options, SARs, or other awards requiring exercise will remain exercisable. Such provisions will be determined in the Committee’s sole discretion.

Treatment of Awards upon a Change of Control

        If there is a change in control of the Company, unless the Committee otherwise determines (or unless prohibited by law), all time-vested equity awards vest and become exercisable and all performance-based awards vest and become exercisable and are considered earned based on target performance. Awards are to be paid out or distributed within thirty days of a change of control in cash, shares, other securities or any combination, as determined by the Committee, and shall be terminated as to any unexercised portion upon consummation of the change of control. However, if the award is denominated in shares, the amount distributed or paid will be the difference between the fair market value of the shares on the date of the change of control and, if applicable, the exercise price, grant price or unpaid purchase price as of the date of the change of control.

        Under the 2004 Plan, a change in control is triggered if there is an acquisition of 20% or more of the outstanding shares or the voting power of the outstanding securities, individuals on the board cease to constitute a majority of the board, there is consummation of a reorganization, merger, or consolidation or sale to which the Company is a party or a disposition of all or substantially all of the Company’s assets, unless shareholders continue to own more than 50% of the outstanding voting securities, no person beneficially owns 20% or more of the outstanding securities of the Company, and at least a majority of the members of the board of directors were members of the board prior to the transaction, or there is a complete liquidation or dissolution of the Company.

Amendment of Awards or Plan and Adjustment of Awards

        The Committee may at any time alter, amend, modify, suspend, or terminate the 2004 Plan or any outstanding award in whole or in part. No amendment of the 2004 Plan will be made without shareholder approval if shareholder approval is required by law. No stock option, SAR, or analogous other stock-based award may be repriced, replaced or regranted through cancellation or by lowering the exercise price or grant price without shareholder approval. No amendment may adversely affect in any material way an award previously granted without written consent of the participant holding such award.

        The Board of Directors, acting on recommendation from the compensation committee, granted the following contingent awards under the 2004 Plan, as more fully described in the compensation committee report on page 26. These awards are subject to shareholder approval of the 2004 Omnibus Incentive Plan as set forth in Proposal 2.

New Plan Benefits

2004 Omnibus Incentive Plan
Name and Position	Number of Units
Randall C. Stuewe - Chief Executive Officer	481,500
John O. Muse - EVP, Finance and Administration	129,300
Neil Katchen - EVP, Operations	74,900
Mitchell Kilanowski - EVP, Commodities	68,100
Executive Group	753,800
Non-Executive Director Group	0
Non-Executive Officer Employee Group	0

        With respect to future awards, the benefits or amounts that would be received under the 2004 Plan by executive officers, nonexecutive directors and nonexecutive officer employees are discretionary and are therefore not determinable at this time. In addition, the benefits or amounts that would have been received by or allocated to such persons for the last completed fiscal year if the plan had been in effect cannot be determined.

Federal Tax Effects

        The following discussion summarizes certain federal income tax consequences of the issuance and receipt of options under the 2004 Plan under the law as in effect on the date of this proxy statement. The summary does not purport to cover all federal employment tax or other federal tax consequences that may be associated with the 2004 Plan, nor does it cover state, local, or non-U.S. taxes.

ISOs.     ISOs granted under the 2004 Plan are intended to meet the definitional requirements of Section 422(b) of the Code for “incentive stock options.” An employee who receives an ISO does not recognize any taxable income upon the grant of such ISO. Similarly, the exercise of an ISO generally does not give rise to federal income tax to the employee, provided that (i) the federal “alternative minimum tax,” which depends on the employee’s particular tax situation, does not apply and (ii) the employee is employed by the Company from the date of grant of the option until three months prior to the exercise thereof, except where such employment terminates by reason of disability (where the three month period is extended to one year) or death (where this requirement does not apply). If an employee exercises an ISO after these requisite periods, the ISO will be treated as an NQSO and will be subject to the rules set forth below under the caption “NQSOs and SARs.”

        Further, if after exercising an ISO, an employee disposes of our common stock so acquired more than two years from the date of grant and more than one year from the date of transfer of the common stock pursuant to the exercise of such ISO (the “applicable holding period”), the employee will generally recognize a long-term capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, an employee does not hold the shares so acquired for the applicable holding period — thereby making a “disqualifying disposition” — the employee would recognize ordinary income equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price and the balance, if any, income would be long-term capital gain (provided the holding period for the shares exceeded one year and the employee held such shares as a capital asset at such time). If the disqualifying disposition is a sale or exchange that would permit a loss to be recognized under the Code (were a loss in fact to be realized), and the sales proceeds are less than the fair market value of the shares on the date of exercise, the employee’s ordinary income therefrom would be limited to the gain (if any) realized on the sale.

        The Company will not be allowed a federal income tax deduction upon the grant or exercise of an ISO or the disposition, after the applicable holding period, of our common stock acquired upon exercise of an ISO. In the event of a disqualifying disposition, we generally will be entitled to a deduction in an amount equal to the ordinary income included by the employee, provided that such amount constitutes an ordinary and necessary business expense to us and is reasonable and the limitations of Sections 280G and 162(m) of the Code (discussed below) do not apply.

NQSOs and SARs.     NQSOs granted under the 2004 Plan are options that do not qualify as ISOs. A participant who receives an NQSO or an SAR will not recognize any taxable income upon the grant of such NQSO or SAR. However, the participant generally will recognize ordinary income upon exercise of an NQSO in an amount equal to the excess of the fair market value of the shares of our common stock at the time of exercise over the exercise price. Similarly, upon the receipt of cash or shares pursuant to the exercise of an SAR, the participant generally will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the shares received.

        A federal income tax deduction generally will be allowed to the Company in an amount equal to the ordinary income included by the individual with respect to his or her NQSO or SAR, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

Other Awards.     With respect to other awards under the 2004 Plan that are settled either in cash or in shares of our common stock that are either transferable or not subject to a substantial risk of forfeiture (as defined in the Code and the regulations thereunder), employees generally will recognize ordinary income equal to the amount of cash or the fair market value of the common stock received.

        With respect to awards under the 2004 Plan that are settled in shares of our common stock that are restricted to transferability or subject to a substantial risk of forfeiture — absent a written election pursuant to Section 83(b) of the Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares pursuant to the award (a “Section 83(b) election”) — an individual will recognize ordinary income at the earlier of the time at which (i) the shares become transferable or (ii) the restrictions that impose a substantial risk of forfeiture of such shares lapse, in an amount equal to the excess of the fair market value (on such date) of such shares over the price paid for the award, if any. If a Section 83(b) election is made, the individual will recognize ordinary income, as of the transfer date, in an amount equal to the excess of the fair market value of the common stock as of that date over the price paid for such award, if any.

        The Company generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the employee, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

Dividends and Dividend Equivalents.     To the extent awards under the 2004 Plan earn dividends or dividend equivalents, whether paid currently or credited to an account established under the 2004 Plan, an individual generally will recognize ordinary income with respect to such dividends or dividend equivalents.

Change of Control.     In general, if the total amount of payments to an individual that are contingent upon a change of control of the Company (within the meaning of Section 280G of the Code), including payments under the 2004 Plan that vest upon a change of control, equals or exceeds three times the individual’s “base amount” (generally, such individual’s average annual compensation for the five calendar years preceding the change of control), then, subject to certain exceptions, the portion of such payments in excess of the base amount may be treated as “parachute payments” under the Code, in which case a portion of such payments would be non-deductible to us and the individual would be subject to a 20% excise tax on such portion of the payments.

Certain Limitations on Deductibility of Executive Compensation.     With certain exceptions, Section 162(m) of the Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of an NQSO or SAR or the disqualifying disposition of stock purchased pursuant to an ISO). One such exception applies to certain performance-based compensation provided that such compensation has been approved by stockholders in a separate vote and certain other requirements are met. If approved by our stockholders, we believe that stock options, SARs and awards designed as performance-based compensation granted under the 2004 Plan should qualify for the performance-based compensation exception to Section 162(m).

Requirements Regarding “Deferred Compensation.”     Certain of the awards under the 2004 Plan may constitute “deferred compensation” within the meaning of Section 409A of the Code, a recently enacted provision governing “non-qualified deferred compensation plans.” Failure to comply with the requirements of the provisions of the Code regarding participant elections and the timing of payment distributions could result in the affected participants being required to recognize ordinary income for tax purposes earlier than the times otherwise applicable as described in the above discussion and to pay substantial penalties. While the law is still developing, generally, stock options and SARs settled in shares of our common stock with a per share exercise or grant price equal to the fair market value of a share of our common stock on the date of grant as well as restricted stock awards would not be subject to the new requirements of Section 409A of the Code.

Recommendation of the Board of Directors

        The Board of Directors recommends that the stockholders vote “FOR” the approval of the 2004 Omnibus Incentive Plan as set forth in Proposal No. 2.

OUR MANAGEMENT

Executive Officers and Directors

        Our executive officers and directors, their ages and their positions as of April 12, 2005, are as follows. Our executive officers serve at the discretion of the Board of Directors.

Name	Age	Position
Randall C. Stuewe	42	Chairman of the Board and Chief Executive Officer
John O. Muse	56	Executive Vice President - Finance and Administration
Neil Katchen	59	Executive Vice President - Operations
Mitchell Kilanowski	53	Executive Vice President - Commodities
Robert H. Seemann	55	Executive Vice President - Sales and Services
Joseph R. Weaver, Jr.	58	General Counsel and Secretary
O. Thomas Albrecht (1) (2)	58	Director
Kevin S. Flannery (1) (2) (3) (4)	60	Director
Fredric J. Klink (2) (3)	71	Director
Charles Macaluso (2) (3)	61	Director
Richard A. Peterson (1) (3) (4)	63	Director

(1)	Member of the audit committee.
(2)	Member of the compensation committee.
(3)	Member of the nominating and corporate governance committee.
(4)	In accordance with requirements of the SEC and the American Stock Exchange Listing requirements, the Board of Directors has designated Mr. Peterson and Mr. Flannery as audit committee financial experts.

        For a description of the business experience of Mr. Stuewe, Mr. Albrecht, Mr. Flannery, Mr. Klink and Mr. Macaluso, see Proposal No. 1 — Election of Directors.

        John O. Muse has served as our Executive Vice President — Finance and Administration since February 2000. From October 1997 to February 2000, he served as our Vice President and Chief Financial Officer. From 1994 to October 1997 he served as Vice President and General Manager at Consolidated Nutrition, L.C. Prior to serving at Consolidated Nutrition, Mr. Muse was Vice President of Premiere Technologies, a wholly-owned subsidiary of Archer-Daniels-Midland Company. Since August 1998, Mr. Muse has served on an advisory board for FM Global.

        Neil Katchen has served as Executive Vice President — Operations since November 2001. Prior thereto, he served as Vice President of our Eastern Region beginning in October 1997 and served as General Manager of our Newark, New Jersey facility from January 1990 to October 1997.

        Mitchell Kilanowski has served as our Executive Vice President — Commodities since August 2003. From January 1999 to August 2003, Mr. Kilanowski served as our Executive Vice President-Marketing and Research. From September 1997 to January 1999, Mr. Kilanowski served as our Vice President-Marketing. From August 1986 to September 1997 he served as Director of Domestic Sales. From March 1975 to August 1986 he served in customer sales and service.

        Robert H. Seemann has served as our Executive Vice President-Sales and Services since August 2004. From 2003 to 2004, Mr. Seemann served as Vice President of International and Foodservice of ConAgra Food Ingredients. From 2001 to 2003, Mr. Seemann served as Vice President Sales and Marketing of Gilroy Foods, a division of ConAgra. From 1999 to 2001, Mr. Seemann served as Executive Vice President of Lamb Weston, a division of ConAgra.

        Joseph R. Weaver, Jr. has served as our General Counsel since March 1997 and as our Secretary since April 1997. From May 1994 to March 1997, he served as Secretary and General Counsel of AAF-McQuay, Inc. From January 1990 to April 1994, Mr. Weaver served as Assistant General Counsel of AAF-McQuay, Inc., then known as Snyder General Corporation.

EXECUTIVE COMPENSATION

        The following table sets forth certain information with respect to annual and long-term compensation for services in all capacities for fiscal years 2004, 2003 and 2002 paid to our Chief Executive Officer and four other most highly compensated executive officers who were serving as such at January 1, 2005.

Summary Compensation Table

	Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary		Bonus (4)	Number of Securities Underlying Options	All Other Compensation

Randall C. Stuewe	2004	$425,000		$448,800	-	$176,296 (1)
Chairman and Chief	2003	369,231		221,539	500,000 (2)	-
Executive Officer	2002	-		-	-	-
John O. Muse	2004	285,000		263,625	-	-
Executive Vice President-	2003	275,788		100,000	-	-
Finance and Administration	2002	252,788		93,610	-	-
Neil Katchen	2004	230,000		142,600	-	-
Executive Vice President-	2003	220,000		65,183	-	-
Operations	2002	220,000		70,750	-	-
Mitchell Kilanowski	2004	183,000		125,050	-	-
Executive Vice President-	2003	180,000		53,204	-	-
Commodities	2002	180,000		45,000	-	-
Robert H. Seemann	2004	109,577	(3)	82,182	-	146,994 (1)
Executive Vice President-	2003	-		-	-	-
Sales and Services	2002	-		-	-	-

(1)	Represents relocation cost reinbursement.
(2)	Amount represents (i) options to purchase 250,000 shares of our common stock granted February 3, 2003; and
(ii) options granted on July 1, 2003 to purchase an additional 250,000 shares of our common stock.

(3)	Mr. Seemann was hired by the Company on June 1, 2004. The salary for Mr. Seemann represents that portion of Mr. Seemann's 2004 base salary of $185,000 paid from June 1, 2004 through January 1, 2005. Mr. Seemann was elected to serve as Executive Vice President-Sales and Services effective August 20, 2004.

(4)	Bonus pursuant to 2004 Annual Incentive Plan paid in March 2005 after Fiscal 2004 results were verified.

Option Grants

        During Fiscal 2004, no options were granted to any of the executive officers named in the Summary Compensation Table other than the contingent awards described on pages 16 and 28 of this proxy statement.

Option Exercises and Year-End Options Values

        The following table sets forth certain information with respect to options exercised during the fiscal year ended January 1, 2005 by each of the executive officers named in the Summary Compensation Table above and the value of unexercised options held by such executive officers at January 1, 2005:

	Options Exercised in Fiscal 2004		Number of Securities Underlying Unexercised		Value of Unexercised In-the-Money Options at
	Shares Acquired on Exercise	Value Realized	Options at January 1, 2005 Exercisable (E) Unexercisable (U)		January 1, 2005 Exercisable (E) Unexercisable (U) (1)

Randall C. Stuewe	-	-	250,000	(E)	$557,500	(E)
			250,000	(U)	557,500	(U)
John O. Muse	-	-	36,000	(E)	138,960	(E)
			9,000	(U)	34,740	(U)
Neil Katchen	-	-	59,040	(E)	227,894	(E)
			14,760	(U)	56,973	(U)
Mitchell Kilanowski (2)	27,000	$78,030	9,000	(E)	34,740	(E)
			9,000	(U)	34,740	(U)
Robert H. Seemann	-	-	-		-

(1)	Based on the difference between the closing price of our common stock on January 1, 2005 ($4.36 per share) and the exercise price of the option.
(2)	As of fiscal year ended January, 1 2005, Mr. Kilanowski still owned the 27,000 shares acquired upon exercise.

Employment Agreements

        We are party to an employment agreement with Mr. Stuewe dated July 1, 2003, pursuant to which Mr. Stuewe is employed for a period of three years, subject to (i) extension for successive one-year periods thereafter unless terminated by not less than six months prior notice by either us or Mr. Stuewe and (ii) termination with or without cause as defined in the agreement.

    Mr. Stuewe is employed as our Chairman and Chief Executive Officer and serves as a member of our Board of Directors. The employment agreement provides for an initial annual base salary of $400,000, subject to annual increases at the discretion of the compensation committee of our Board of Directors. The agreement also provides for Mr. Stuewe to receive our standard retirement and welfare benefits for executive officers. Mr. Stuewe’s employment agreement also includes a severance agreement as described below.

        On February 3, 2003, we granted Mr. Stuewe stock options to purchase 250,000 shares of our common stock at $1.96 per share (an exercise price equal to 100% of the fair market value of our common stock on that date) pursuant to the terms of our 1994 Plan and an individual stock option agreement between Mr. Stuewe and us. 62,500 options became exercisable on each of February 3, 2003, 2004 and 2005 and 62,500 options become exercisable on February 3, 2006.

        In addition, at the commencement of Mr. Stuewe’s current employment agreement, we granted Mr. Stuewe stock options to purchase 250,000 shares of our common stock at $2.30 per share (an option exercise price equal to 100% of the fair market value of our common stock on the effective date), pursuant to the terms of the 1994 Plan and of an individual stock option agreement between Mr. Stuewe and us. 62,500 options became exercisable on each of July 1, 2003 and 2004 and 62,500 options become exercisable on each of July 1, 2005 and 2006.

        During the employment period, Mr. Stuewe is entitled to receive a bonus in an amount equal to 60% or greater of Mr. Stuewe’s then current base salary based upon the relationship of actual “EBITDA” (as defined in the employment agreement) for a fiscal year to budgeted EBITDA as well as agreed upon goals as established by the Board of Directors for such fiscal year.

        We have entered into severance agreements with each of Messrs. Stuewe, Muse, Katchen, Kilanowski and Seemann which provide, subject to certain conditions, for severance compensation equal to one year’s compensation to the officer in the event of a termination of the officer’s employment unless such termination is voluntary or based upon cause as defined in the agreements.

Stock Option Plans

        1994 Plan.     Our compensation committee may grant options under the 1994 Employee Flexible Stock Option Plan to officers and other key employees of the Company. The purpose of the 1994 Plan is to attract, retain and motivate officers and key employees, and to encourage them to have a financial interest in our company. In 1994, 500,000 options, each to buy one share of our common stock, were authorized for the 1994 Plan and pursuant to stockholder approval at the annual meeting of stockholders held May 20, 1997, 184,066 options forfeited or canceled under the 1993 Plan were authorized as additional options available for grant under the 1994 Plan. Therefore, after the effect of the three-for-one stock split, a total of 2,052,198 options were authorized to be granted under the 1994 Plan. Pursuant to stockholder approval at the annual meeting of stockholders held May 27, 1998, 500,000 additional options were authorized for the 1994 Plan bringing the total authorized to be granted under the 1994 Plan to 2,552,198 options. Pursuant to stockholder approval at the annual meeting of stockholders held May 17, 2000, the number of authorized shares under the 1994 Plan was reduced from 2,552,198 to 2,012,198 shares. Options granted pursuant to the 1994 Plan typically vest 20% on the date of grant and 20% on each anniversary date thereof. Pursuant to the acceleration provisions of the 1994 Plan relating to change of control, upon consummation of the recapitalization in May 2002, all then outstanding options granted under the 1994 Plan became exercisable in full, whether or not they were otherwise exercisable, except that the options granted on June 5, 2001, as described below, did not accelerate upon consummation of the recapitalization.

        Under the 1994 Plan, stock options are awarded based on an individual’s level of responsibility within his or her area, such individual’s executive development potential and competitive market norms. Options granted under the 1994 Plan are granted at 100% of the fair market value of the stock on the date of grant.

        On May 16, 2001, our stockholders authorized the Board of Directors to grant under the 1994 Plan on or after June 4, 2001 options to purchase 735,355 shares of our common stock at 100% of fair market value on such date to key employees who surrendered an equal number of options on December 1, 2000. On June 5, 2001, options to purchase 703,385 shares of our common stock were issued to such key employees at $0.50 per share.

        During Fiscal 2004, 180,000 options to purchase shares of our common stock were granted under the 1994 Plan. No other options were granted under the 1994 Plan during Fiscal 2004.

        Non-Employee Directors Stock Option Plan.     For a description of the Non-Employee Directors Stock Option Plan, see the disclosure set forth above under “Director Compensation.”

        If the 2004 Plan is approved by our shareholders at the Annual Meeting, no additional awards will be made under the 1994 Plan or the Non-Employee Directors Stock Option Plan.

Equity Compensation Plans

        The following table sets forth certain information as of January 1, 2005 with respect to our equity compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance, aggregated by (i) all compensation plans previously approved by our security holders, and (ii) all compensation plans not previously approved by our security holders. The table includes:

  the number of securities to be issued upon the exercise of outstanding options;

  the weighted-average exercise price of the outstanding options; and

  the number of securities that remain available for future issuance under the plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plans approved by security holders	1,274,969	(1)	$2.18	221,727
Equity compensation plans not approved by security holders	0		-	0
Total	1,274,969		$2.18	221,727

(1)	Includes shares underlying options that may be issued pursuant to the 1994 Plan and the Non-Employee Director Stock Option Plan, both of which plans have been previously approved by our stockholders.

Annual Incentive Plan

        Our annual incentive plan is administered by our compensation committee and provides incentive cash bonuses to corporate, regional and plant management employees. In Fiscal 2004, the annual incentive plan was tied to plan components comprised of actual levels achieved for EBITDA, collection/service charge revenue, operating expenses, safety goals, raw material procurement and individual initiatives. Incentive earned under each component is calculated independently of the other components and is expressed in terms of a percentage of base salary.

Pension Plan Table

        The following table illustrates the approximate annual pension that the executive officers named in the summary compensation table above would receive under the Salaried Employee’s Retirement Plan if the plan remains in effect and such executive officers retired at age 65. However, because of changes in the tax laws or future adjustments to benefit plan provisions, actual pension benefits could differ significantly from the amounts set forth in the table.

	Estimated Annual Pension (Years of Service)
Average Annual Salary During the Last 5 Years	15	20	25	30	35
$150,000	$40,500	$54,000	$67,500	$71,250	$75,000
$175,000	47,250	63,000	78,750	83,125	87,500
$200,000	54,000	72,000	90,000	95,000	100,000
$235,840	63,677	84,902	106,128	112,024	117,920

        The above amounts do not reflect the compensation limitations for plans qualified under the Internal Revenue Code, effective January 1, 1994. Effective January 1, 2005 annual compensation in excess of $210,000 ($235,840 for 1993) is not taken into account when calculating benefits under the Retirement Plan. Such limitation will not, however, operate to reduce plan benefits accrued as of December 31, 1993.

        If the executive officers named in the summary compensation table above remain employees of our company until they reach age 65, the years of credited service for Messrs. Stuewe, Muse, Katchen, Kilanowski and Seemann will be as follows: Stuewe, 25 years; Muse, 16 years; Katchen, 40 years; Kilanowski, 40 years; and Seemann, 11 years.

        The Retirement Plan is a non-contributory defined benefit plan. Office and supervisory employees not covered under another plan automatically become participants in the plan on the earlier of January 1 or July 1 following completion of 1,000 hours of service in a consecutive twelve-month period. Upon meeting the eligibility requirement, employees are recognized as a participant from the date of commencement of their service with our company. Eligible employees become fully vested in their benefits after completing five years of service. Benefits under the plan are calculated on “average monthly pay” based upon the highest 60 consecutive months of the latest 120 months (and subject to the limitations discussed above) and the years of service completed.

        The basic pension benefit is equal to 45% of the employee’s average monthly pay, reduced proportionally for years of service less than 25 years. The multiple is increased 0.5% per year for years of service in excess of 25 years to a maximum of 15 additional years. Benefits are not subject to reduction for Social Security benefits or any other offset.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors (the “Committee”) oversees various executive and employee compensation plans and programs. The Committee determines the appropriate compensation levels of executives, evaluates officer and director compensation plans, policies and programs, and reviews benefit plans for officers and employees. The Committee’s charter reflects these various responsibilities, and the Committee and the Board periodically review and revise the charter. The Committee’s membership is determined by the Board and is composed entirely of independent directors. The Committee meets as often as appropriate but not less than twice annually, and it may also consider and take action by written consent. Mr. Albrecht, the Committee Chairman, reports on Committee actions and recommendations from time to time at Board meetings. In addition, the Committee has the authority to engage the services of outside advisers, experts and others to assist the Committee. During Fiscal 2004, the Committee engaged an outside compensation consultant to review executive compensation and the Company’s incentive programs. The Committee met with the outside consultant twice, and through its Chairman, conducted numerous teleconferences with the consultant during the course of reviewing the Company’s existing executive compensation scheme and structuring the Company’s 2004 Plan.

Executive Compensation Policies and Programs

        The Company’s executive compensation programs are designed to attract and retain highly qualified executives and to motivate them to maximize stockholder returns by achieving goals aligning compensation with business objectives that should positively affect both short- and long-term stock performance. A significant portion of each executive’s individual compensation is dependent upon achieving targeted business and financial goals and upon stock price appreciation.

        Each year, the Committee reviews the executive compensation policies with respect to the linkage between executive compensation and the creation of stockholder value. The Committee determines whether the various components of the Company’s Annual Incentive Plan have been achieved and, based upon the goals comprising the various targets, verifies the amount of annual bonuses for officers. The Committee also determines the long-term incentives to be awarded to each eligible employee, including the Company’s named executive officers. The Committee also determines what changes, if any, are appropriate in the Company’s compensation programs.

        The Internal Revenue Code restricts deductibility of annual individual compensation to the Company’s top executive officers in excess of $1 million if certain conditions set forth in the Code are not fully satisfied. The Company intends, to the extent practicable, to preserve deductibility under the Internal Revenue Code of compensation paid to its executive officers, while maintaining compensation programs that effectively attract and retain qualified executives in a highly competitive environment and, accordingly, compensation paid under the Company’s compensation plans is generally tax-deductible. However, on occasion it may not be possible to satisfy all conditions of the Internal Revenue Code for deductibility and still meet the Company’s compensation needs, and in such limited situations, certain compensation paid to some executives may not be tax-deductible.

Components of Compensation

        There are three basic components to the Company’s executive compensation: base salary, annual incentive bonus, and long-term incentive compensation. Each executive’s compensation is linked directly to the Company’s performance through substantial variable pay at risk, based upon the achievement of pre-established financial and operational goals and individual management objectives. In 2004, approximately 51.4% of the Chief Executive Officer’s compensation and approximately 43.2% of the compensation paid or awarded to the other four most highly compensated executive officers was performance-based. The Committee considers both long-term and near-term strategic and financial objectives in designing the Company’s overall compensation programs. Each component of the program is addressed in the context of competitive conditions. In determining competitive compensation levels, the Committee considers guidance from outside advisors, particularly analysis provided by the Company’s outside consultant of total compensation for executives in a general industry group of over 750 companies adjusted to the Company’s annual revenues, and reviews of executive compensation paid by comparably-sized public companies.

        Base Salary:     Base pay is designed to be competitive compared with median prevailing market rates at general industrial companies that have similar total revenue and market capitalization and/or compete with the Company for management talent. The base salaries of our five most highly compensated executive officers at January 1, 2005 are set forth in the Summary Compensation Table on page 21 above. Executive positions are grouped by grades, which are part of the Company’s overall salary structure. The base salaries of senior executives, except those established by employment agreements, are reviewed periodically to determine if adjustment is necessary based on competitive practices and economic conditions. Base salary for senior executives will also be reviewed and adjustment may be made based on individual performance and the individual’s skills, experience and background.

        Annual Incentive Bonus:     Annual incentive compensation awards are made pursuant to the terms of the Company’s Annual Incentive Plan. In Fiscal 2004, 188 corporate, divisional and plant executives were eligible for awards under the plan. Award levels, like base salary levels, are set with reference to competitive conditions and are intended to motivate executives by providing substantial bonus payments for the achievement of both the Company and individual goals. In December 2003, the Committee established the target components of the 2004 Annual Incentive Plan for corporate, division and plant executives with specific elements in both financial and operational areas. The individual components included targeted performance levels for EBITDA (as defined in the Annual Incentive Plan), collection/service charge revenue, operating expenses, safety goals, raw material procurement and other individual goals. Individual initiatives were established based on objective factors. The types and relative importance of the individual objectives varied among the Company’s executives depending upon their positions and the particular operations or functions for which they were responsible.

        Each executive has a bonus target ranging from 10% to 60% of base salary paid. The Chief Executive Officer and Executive Vice President Finance and Administration targets are not limited to 60%. Other than awards for the Chief Executive Officer and the Executive Vice President Finance and Administration, actual awards can range from 0% to 60% of base salary paid, depending on performance against the pre-established financial goals and performance against other specific management objectives.

        In Fiscal 2004, the Company met the predetermined threshold established for the payment of cash incentive awards to all employees participating in the Annual Incentive Plan. In establishing the Annual Incentive Plan, the Committee determined that a certain amount for discretionary bonuses should be available for mid-level management employees who are not participants with specific targets in both financial and operational areas but who had an opportunity to make significant contributions. Management of the Company recommended, and the Committee authorized, discretionary bonuses to those employees whose efforts and accomplishments contributed significantly to the Company.

        Long-term Incentive Compensation:     The principal purpose of the long-term incentive compensation program is to encourage the Company’s executives to enhance the value of the Company and, hence, the price of the Company’s stock and the stockholders’ return. The long-term incentive component of the compensation system is also designed to create retention incentives for the individual.

        Under the 1994 Plan, stock options are awarded based on an individual’s level of responsibility within his or her area, the individual’s executive development potential and competitive market norms. Options granted under the 1994 Plan are granted at 100% of fair market value of the stock on the date of grant.

        The Committee designed the 2004 Plan with the assistance and advice of a compensation consulting firm. Through this process, it was determined that certain contingent awards would be made, subject to approval of the 2004 Plan by the Company’s stockholders at the Annual Meeting, to the named executive officers below:

Contingent Incentive Award Table

Individual Grants

Name	Number of Securities Underlying Premium Options Granted (#)	Exercise Price ($/Sh)	Premium Option Vesting Schedule	Shares of Restricted Stock Granted	Restricted Stock Vesting Schedule

Randall C. Stuewe- Chief Executive Officer	127,100	4.16	(1)	104,400 250,000	(2) (3)
John O. Muse- EVP, Finance and Administration	71,000	4.16	(1)	58,300	(2)
Neil Katchen- EVP, Operations	41,100	4.16	(1)	33,800	(2)
Mitchell Kilanowski- EVP, Commodities	37,400	4.16	(1)	30,700	(2)

(1)	These Premium Stock Options vest 33 1/3% on each of the following dates: November 19, 2005, November 19, 2006, and November 19, 2007.
(2)	This Restricted Stock vests after the expiration of six years from November 19, 2004.
(3)

This Restricted Stock vests after the expiration of four years from November 19, 2004. Unlike the other Restricted Stock grants, vesting of this grant does not accelerate upon increases in the stock price.

        The long-term, equity-based compensation program includes stock option grants that vest over a multi-year period of service and therefore are tied directly to stockholder returns. The premium stock options granted above were granted at a 10% premium over the fair market value of the stock at the grant date. Stock options align executives’ interests with those of the stockholders because if the price of the stock declines from the price established at the grant date, the executive obtains no value. The re-pricing of stock options is not permitted under the 2004 Plan.

        In addition to stock options, awards of performance-based restricted stock were made on a selective basis to individual executives in order to enhance the incentive for them to remain with the company and to align their interests with attractive stockholder returns. These shares of restricted stock vest over an extended period of service of up to six years; however, 50% of each grant will vest upon a 25% increase in the price of the Company’s stock over the price at the grant date, and the remaining 50% of each grant will vest in the event that there is an additional 25% increase in the price of the Company’s stock. It is the Committee’s intention to consider grants of performance-based restricted stock every three years.

        Each of the premium stock options and the restricted stock awards described above were made based upon the advice and analysis of the Company’s compensation consultant in light of the compensation of the named executive relative to that of other executives in similar positions in the compensation comparability analysis, as well as the performance of the executive and achievement of financial and operational goals.

Compensation of the Chief Executive Officer

        The Committee remains responsible for reviewing and approving the corporate goals and objectives relevant to CEO compensation and evaluating the CEO’s performance in light of those goals and objectives.

        Pursuant to his employment agreement, Mr. Stuewe received a base salary of $425,000 in Fiscal 2004. Mr. Stuewe was awarded an annual incentive bonus for Fiscal 2004 of $448,800. In determining the level of award, the Board of Directors, upon recommendation of the Compensation Committee, took into consideration performance against predetermined corporate financial objectives discussed above and individual objectives related to leadership and management.

        As noted above, Mr. Stuewe was granted, on a contingent basis subject to stockholder approval at the Annual Meeting, 127,100 premium stock options at an exercise price of $4.16 and 104,400 shares of performance-based restricted stock consistent with the performance measurement and compensation program applied to the five most highly compensated executives of the Company. See the information in the Summary Compensation Table and related footnotes beginning on page 21, and “Employment Agreements” on page 22 for further discussion of Mr. Stuewe’s employment agreement.

        Pursuant to its Charter, in structuring and reviewing the long-term incentive component of CEO compensation, the Committee considered the Company’s excellent financial performance in Fiscal 2003 and 2004, stockholder return, the total compensation package and value of similar incentive awards to CEO’s at comparable companies, and Mr. Stuewe’s performance during his tenure with the Company. In light of this analysis, the Committee determined that it was advisable and appropriate to provide the CEO with additional incentive to continue with the Company by granting him an additional 250,000 shares of restricted stock vesting after four years of service to the Company after the grant date.

The Compensation Committee:
O. Thomas Albrecht, Chairman Kevin S. Flannery Fredric J. Klink Charles Macaluso

PERFORMANCE GRAPH

        Set forth below is a line graph comparing the change in the cumulative total stockholder return on our company’s common stock with the cumulative total return of the AMEX Stock Market — U.S. Index, the Dow Jones US Waste and Disposal Service Index, and the CSFB-Nelson Agribusiness Index for the period from January 1, 2000 to January 1, 2005, assuming the investment of $100 on January 1, 2000 and the reinvestment of dividends.

        The stock price performance shown on the graph only reflects the change in our company’s stock price relative to the noted indices and is not necessarily indicative of future price performance.

COMPARISON OF CUMULATIVE TOTAL RETURN
DARLING COMMON STOCK
AMEX STOCK MARKET- U.S.
DOW JONES US WASTE AND DISPOSAL SERVICE INDEX
CSFB-NELSON AGRIBUSINESS INDEX

250
200
150
100
50
0
Jan 1 2000
Dec 30 2000
Dec 29 2001
Dec 28 2002
Jan 3 2004
Jan 1 2005
141
160
123
166
170
205
110
121
121
133
131
150
93
87
82
70
95
110
18
31
Darling International Inc.
Dow Jones US Waste and Disposal Service Index
CSFB - Agribusiness Index
AMEX Stock Market - US

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

        The following table and notes set forth certain information with respect to the beneficial ownership of shares of our common stock, as of March 24, 2005, by each person or group within the meaning of Rule 13d-3 under the Exchange Act who is known to our management to be the beneficial owner of more than five percent of our outstanding common stock and is based upon information provided to us by such persons.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class

SOF Investments, L.P.	9,296,127	(2)	14.6%
D.E. Shaw Laminar Portfolios, LLC	5,579,107	(3)	8.8%
Nader Tavakoli	4,614,645	(4)	7.2%
EagleRock Capital Management, LLC	4,267,101	(5)	6.7%
National City Corp.	4,196,962	(6)	6.6%
Jeffrey L. Gendell	3,734,047	(7)	5.8%

(1)

Except as otherwise indicated in footnotes 2 through 7, the entities named in this table have sole voting and investment power with respect to all shares of capital stock shown as beneficially owned by them.

(2)

MSD Capital, L.P., the general partner of SOF Investments, L.P., may be deemed to indirectly beneficially own 9,296,127 shares of our common stock owned directly by SOF Investments, L.P. MSD Capital, L.P. and SOF Investments, L.P. have shared voting and shared dispositive power with respect to such shares. The address for each of these entities is 645 Fifth Avenue, 21st Floor, New York, NY 10022.

(3)

D.E. Shaw and Co., LP, the investment advisor of D.E. Shaw Laminar Portfolios, LLC, may be deemed to indirectly beneficially own 5,579,107 shares of our common stock directly owned by D.E. Shaw Laminar Portfolios, LLC. D.E. Shaw and Co., LLC, the managing member of D.E. Shaw Laminar Portfolios, LLC, may be deemed to indirectly beneficially own 5,579,107 shares of our common stock owned by D.E. Shaw Laminar Portfolios, LLC. David E. Shaw, President and sole shareholder of D.E. Shaw and Co., Inc., which is the general partner of D.E. Shaw and Co., LP, and President and sole shareholder of D.E. Shaw and Co. II, Inc., which is the managing member of D.E. Shaw and Co. LLC, may be deemed to indirectly beneficially own 5,579,107 shares of our common stock directly owned by D.E. Shaw Laminar Portfolios, LLC. D.E. Shaw Laminar Portfolios, LLC, D.E. Shaw and Co., LP, D.E. Shaw and Co., LLC and Mr. Shaw have shared voting and shared dispositive power in respect to such shares. The address for each of these entities is 120 West Forty-Fifth Street, 39th Floor, Tower 45, New York, NY 10036.

(4)

Nader Tavakoli, principal of EagleRock Capital Management, LLC, individually owns 347,544 shares of our common stock, and may be deemed to have indirect beneficial ownership of an additional 4,267,101 shares of our common stock beneficially owned by EagleRock Capital Management, LLC. The address for Mr. Tavakoli and EagleRock Capital Management, LLC is 551 Fifth Avenue, 34th Floor, New York, NY 10176.

(5)

EagleRock Capital Management, LLC, the investment manager of EagleRock Master Fund, has beneficial ownership of 4,267,101 shares of our common stock owned by EagleRock Master Fund. The address for each of these entities is 551 Fifth Avenue, 34th Floor, New York, NY 10176.

(6)

National City Corp. has sole power to vote in respect to 864,276 shares of our common stock and sole power to dispose in respect to 4,196,962 shares of our common stock. The address for National City Corp. is 1900 East Ninth Street, Cleveland, OH 44114.

(7)

Jeffrey L. Gendell, the managing member of Tontine Management, LLC, Tontine Capital Management, LLC, and Tontine Overseas Associates, LLC (collectively, the "Tontine Group"), may be deemed to indirectly beneficially own 3,734,047 shares of our common stock with respect to the shares beneficially owned by the Tontine Group. Mr. Gendell has shared voting and shared dispositive power in respect to such shares. The address for the Tontine Group is 55 Railroad Avenue, 3rd Floor, Greenwich, CT 06830.

Security Ownership of Management

        The following table and notes set forth certain information with respect to the beneficial ownership of shares of our common stock, as of March 24, 2005, by each director, each executive officer and by all executive officers and directors as a group:

Name of Individual	Common Stock Owned	Unexercised Plan Options (1)	Common Stock Beneficially Owned (2)	Percent of Common Stock Owned

Randall C. Stuewe	0	312,500	312,500	*
Fredric J. Klink	0	84,000	84,000	*
O. Thomas Albrecht	0	9,000	9,000	*
Charles Macaluso	0	9,000	9,000	*
Richard A. Peterson	0	9,000	9,000	*
Kevin S. Flannery	5,000	2,000	7,000	*
John O. Muse	7,500	36,000	43,500	*
Neil Katchen	5,000	59,040	64,040	*
Robert H. Seemann	0	0	0	*
Mitch Kilanowki	28,500	9,000	37,500	*
Joseph R. Weaver, Jr.	0	32,080	32,080	*
All executive officers and directors as a group (11 persons)	46,000	561,620	607,620	*

          *            Represents less than one percent of our common stock outstanding.

(1)	Represents options that are or will be vested and exercisable within 60 days of March 24, 2005.
(2)	Except as otherwise indicated in the column "Unexercised Plan Options" and footnote 1, the persons named in this table have sole voting and investment power with respect to all shares of capital stock shown as beneficially owned by them.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Fredric J. Klink, one of our directors, was a partner in the law firm of Dechert LLP until December 31, 2001 when he became of counsel at Dechert LLP. We paid Dechert LLP $154,430 during Fiscal 2004 for the performance of various legal services.

        On December 31, 2003, the Company issued Senior Subordinated Notes in the amount of $35,000,000 to SOF Investments, L.P. and two of its affiliates. According to its public filings, SOF Investments, L.P. owns 14.6% of the shares of our common stock. SOF Investments, L.P. purchased $27,500,000 in principal amount of the Notes. The Notes mature on December 31, 2009. Interest accrues on the outstanding principal balance of the Notes at an annual rate of 12%, payable quarterly in arrears.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and any persons who own more than ten percent of our common stock to file with the Securities and Exchange Commission various reports as to ownership of such common stock. Such persons are required by Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such reports furnished to us, the aforesaid Section 16(a) filing requirements were met on a timely basis during fiscal 2004 except for the filing of a Form 4 for Fredric J. Klink which was filed late.

REPORT OF THE AUDIT COMMITTEE

        The following report of the Audit Committee shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.

        Under the guidance of a written charter adopted by the Board of Directors, the Audit Committee oversees our management’s conduct of the financial reporting process on behalf of our Board of Directors. A copy of the charter is attached as Annex A to the proxy statement of which this report is a part. The Audit Committee also appoints the accounting firm to be retained to audit our company’s consolidated financial statements, and once retained, the accounting firm reports directly to the Audit Committee. The Audit Committee is responsible for approving both audit and non-audit services to be provided by the independent auditors.

        Management is responsible for our company’s financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. Our company’s independent auditors are responsible for auditing those consolidated financial statements and expressing an opinion on the conformity of those consolidated financial statements with accounting principles generally accepted in the United States of America. The Audit Committee’s responsibility is to monitor and review these processes. It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews.

        The Audit Committee met with management periodically during Fiscal 2004 to consider the adequacy of our company’s internal controls, and discussed these matters and the overall scope and plans for the audit of our company with our independent auditors, KPMG LLP. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting.

        The Audit Committee also discussed with senior management and KPMG LLP our company’s disclosure controls and procedures and the certifications by our Chief Executive Officer and Chief Financial Officer, which are required by the Securities and Exchange Commission under the recently enacted Sarbanes-Oxley Act of 2002 for certain of our company’s filings with the Securities and Exchange Commission.

        In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the 2004 Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

        The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of our company’s accounting principles and such other matters as are required to be discussed with the audit committee under auditing standards generally accepted in the United States. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from our company and our management, including the matters in the written disclosures and letter which were received by the Audit Committee from the independent auditors as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and considered the compatibility of non-audit services with the auditor’s independence. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended January 1, 2005 for filing with the Securities and Exchange Commission.

Richard A Peterson O. Thomas Albrecht Kevin S. Flannery

APPOINTMENT OF INDEPENDENT AUDITORS

        The Audit Committee has appointed KPMG LLP as our independent auditors for the fiscal year ending December 31, 2005.

        One or more representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement and will be available to respond to appropriate questions.

        In addition to performing the audit of our consolidated financial statements, KPMG LLP has provided various other services during Fiscal 2004 and 2003. The aggregate fees billed for Fiscal 2004 and 2003 for each of the following categories of services are set forth below:

        Audit Fees.     The aggregate fees billed for professional services rendered by KPMG LLP for the years ended January 1, 2005 and January 3, 2004 for the audit of our financial statements as well as Sarbanes-Oxley for the years ended January 1, 2005 and January 3, 2004 were $860,000 and $199,000 respectively.

        Audit-Related Fees.     The aggregate fees billed for audit-related services rendered by KPMG LLP for the years ended January 1, 2005 and January 3, 2004 for audits of employee benefit plans and services related to the recapitalization were $55,000 and $111,000 respectively.

        Tax Fees.     The aggregate fees billed for professional services rendered by KPMG LLP during Fiscal 2004 and 2003 for tax compliance, tax advice and tax planning were $38,000 and $32,000, respectively.

        All Other Fees.    The aggregate fees billed for professional services rendered by KPMG LLP during Fiscal 2004 and 2003 for services other than those described under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” were none during both Fiscal 2004 and Fiscal 2003, for internal audit staff and accounting project assistance.

Pre-approval Policy

        The Audit Committee is required to pre-approve the audit and non-audit services to be performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence.

        All audit services, audit-related services, tax services and other services provided by KPMG LLP were pre-approved by the Audit Committee, which concluded that the provision of such services by KPMG LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions, and 4.0% of all services provided by KPMG LLP to the Company for the year ended January 1, 2005 were non-audit related services. The Audit Committee charter provides for pre-approval of any audit or non-audit services provided to the Company by its independent auditors. The Audit Committee may delegate to its chairman pre-approval authority with respect to all permitted audit and non-audit services, provided that any services pre-approved pursuant to such delegated authority shall be presented to the full audit committee at its next regular meeting.

OTHER MATTERS

        Our management is not aware of any other matters to be presented for action at the Annual Meeting; however, if any such matters are properly presented for action, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.

ADDITIONAL INFORMATION

Stockholder Proposals for Inclusion in Our 2006 Annual Meeting Proxy Statement and Proxy Card

        Any stockholder proposal to be considered by us for inclusion in our 2006 proxy statement and form of proxy card for next year’s Annual Meeting of Stockholders, expected to be held in May 2006, must be received by our Secretary at our principal executive offices located at 251 O’Connor Ridge Boulevard, Suite 300, Irving, Texas 75038, no later than December 12, 2005 (120 days prior to the first anniversary of the date of this proxy statement). The Securities and Exchange Commission rules set forth standards as to what stockholder proposals are required to be included in a proxy statement.

Other Stockholder Proposals for Presentation at Our 2006 Annual Meeting

        For any proposal that is not submitted for inclusion in next year’s proxy statement (as described above) but is instead sought to be presented directly at the 2006 Annual Meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if we: (a) receive notice of the proposal more than 45 days prior to the anniversary of the mailing date of this proxy statement and we advise stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) do not receive notice of the proposal at least 45 days prior to the anniversary of the mailing date of this proxy statement. Notices of intention to present proposals at the 2006 Annual Meeting should be addressed to our Secretary at our principal executive offices located at 251 O’Connor Ridge Boulevard, Suite 300, Irving, Texas 75038.

By Order of the Board of Directors,
/s/ Joseph R. Weaver Joseph R. Weaver, Jr. Secretary

Irving, Texas
April 12, 2005

ANNEX A

CHARTER

OF

THE AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS

Darling International Inc.

Audit Committee of the Board of Directors
CHARTER

Purpose

The primary purpose of the Audit Committee (the “Committee”) is to act on behalf of the Board of Directors (the “Board”) in fulfilling its responsibility to oversee management’s conduct of the Company’s financial reporting, control and audit functions, including overseeing the Company’s financial reports and Company processes for the management of business/financial risk and for compliance with applicable legal, ethical and regulatory requirements.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the authority to retain outside counsel, auditors or other advisors at the Company’s expense to carry out its responsibilities hereunder. The Committee shall have the sole authority to negotiate and approve any such fees and expenses and terms of engagement. The Board and the Committee are in place to represent the Company’s shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

The Committee shall review the adequacy of this Charter on an annual basis.

Membership

The Committee shall be comprised of not less than three members of the Board, all of whom shall be independent, and the Committee’s composition will meet all of the requirements of the Audit Committee Policy of the American Stock Exchange (“AMEX”) and the Sarbanes-Oxley Act of 2002 and any rules adopted by the Securities and Exchange Commission (the “Commission”) relating to audit committees.

Accordingly, each of the members of the Audit Committee must:

1.	Be a member of the Board of Directors;

2.	Satisfy the independence standards specified in Section 121A of the AMEX Company Guide and Rule 10A-3 under the Securities Exchange Act of 1934, as amended; and

3.	Be able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements.

In addition, at least one member of the Committee (i) must be financially sophisticated, in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, and (ii) must otherwise meet the criteria for an “audit committee financial expert” set forth in regulations promulgated by the Commission.

The Board will elect the members of the Committee at the Board Meeting that is held immediately after the Annual Meeting of the Stockholders of the Company (“Annual Board Meeting”). Each Committee member shall serve until the date of the next Annual Board Meeting, unless he or she resigns, is removed or replaced, or otherwise ceases to be a director or a member of the Committee prior to such date, in which event the Board shall appoint another qualified director of the Company to fill the resulting vacancy. If for any reason the Board does not elect the members of the Committee at an Annual Board Meeting, the members shall serve until their successors are appointed by the Board. The Board may remove or replace a member of the Committee at any time without cause.

Unless a Chair of the Committee is selected by the Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

Meetings

The Audit Committee shall meet at least on a quarterly basis, or more frequently as circumstances dictate. The Audit Committee may ask members of management or others to attend meetings and to provide pertinent information as necessary. As part of its role to foster open communication, the Audit Committee should meet at least annually with management and the outside auditors in separate executive sessions to discuss any matters that the Audit Committee believes should be discussed privately. In addition, the Audit Committee or at least its Chair should meet with the outside auditors and management quarterly to review the Company’s financial statements.

Key Responsibilities

The Committee’s job is one of oversight and it recognizes that the Company’s management is responsible for preparing the Company’s financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that Company financial management, as well as the outside auditors, have more time, knowledge and detailed information regarding the Company’s financial affairs than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any special assurance as to the Company’s financial statements or any professional certification as to the outside auditor’s work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

  Consider and review with the outside auditors and management, in separate meetings to the extent appropriate: (a) the adequacy of the Company’s disclosure controls and procedures and internal controls, including computerized information system disclosure controls and procedures or controls and security; (b), all significant deficiencies in the design or operation of the Company’s internal controls and systems of financial accounting and financial controls which could adversely affect the Company’s ability to record, process, summarize and accurately report financial data; (c) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls; and (d) the related findings and recommendations of the outside auditors together with management’s responses.

  Review and discuss with management and the outside auditors the accounting policies that may be viewed as critical, and review and discuss any significant changes in the accounting policies of the Company and any accounting and financial reporting proposals that may have a significant impact on the Company’s financial reports. Meet separately with the outside auditors without any management member present to discuss whether management’s choices of accounting principles are appropriate.

  Review and discuss with management and the outside auditor (a) any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company and (b) any transactions or courses of dealing with parties related to the Company.

  Prior to releasing any financial statements or comparable information to the public (including any earnings releases) or submitting financial statements, certifications regarding financial statements or internal controls, or related financial information to the Commission, including information discussing or analyzing the financial statements and financial information (such as Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K), (i) review the financial statements and related financial information with management and, if appropriate, the outside auditors to determine that management and the outside auditors are satisfied with the disclosures and content, (ii) discuss with the outside auditors the matters required to be discussed by Statement of Auditing Standards No. 61 or No. 71 and (iii) to the extent that such discussions involve the Company’s Annual Report on Form 10-K to be filed with the Commission, make a recommendation to the Board regarding the inclusion of the audited financial statements.

  Review with management and the outside auditor (or separately with the outside auditor as appropriate) the results of annual audits and related comments and any reports of the outside auditor with respect to interim periods, in consultation with the other Board committees as deemed appropriate, including: (a) the outside auditor’s audit of annual financial statements, accompanying footnotes and its report thereon; (b) any significant changes required in the outside auditor’s audit plans; (c) any difficulties or disputes with management encountered during the course of the annual audit or the review with respect to interim periods; (d) any significant adjustments, management judgments and accounting estimates; and (e) other matters related to the conduct of the audit or review, which are to be communicated to the Audit Committee under Generally Accepted Auditing Standards.

  Inquire of management and the outside auditors about significant risks or exposures and assess the steps management has taken to minimize such risks. Oversee the Company’s policies with respect to risk assessment and risk management.

  Prepare a report to be included in the Company’s annual proxy statement stating whether or not the Committee: (i) has reviewed and discussed the audited financial statements with management; (ii) has discussed with the outside auditors the matters required to be discussed by Statement of Auditing Standards No. 61 and No. 90; (iii) has received the written disclosure and statement from the outside accountants (delineating all relationships they have with the Company) complying with Independence Standards Board Standard Number 1 and has discussed their independence with the outside auditors; and (iv) based on the review and discussions referred to above, the members of the Committee recommended to the Board that the audited financials be included in the Company’s Annual Report on Form 10-K for filing with the Commission.

  Conduct an annual self-examination of the performance of the Committee, including its effectiveness in carrying out the Charter of the Committee.

The Committee must establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the anonymous submissions by employees of concerns regarding “questionable” accounting or auditing matters. Such procedures will be communicated to employees in the Company’s Code of Conduct, which will be appropriately published to employees, including by posting on the Company’s website.

The Committee will have the direct responsibility for the appointment, compensation, retention and oversight of the Company’s public accounting firms engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and any such accounting firm must report directly to the Committee.

The Committee shall:
  Request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

  Discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor’s independence; and

  Recommend that the Board take appropriate action to oversee the independence of the outside auditor.

Pre-Approved Audit and Non-Audit Services

Both audit and permitted non-audit services provided to the Company must be pre-approved by the Audit Committee. The Committee may delegate the authority to grant pre-approvals to one or more of its members. Decisions made by the delegate must be reviewed and approved by the full Audit Committee during its next regular scheduled meeting. Approval of non-audit activities also must be disclosed to investors in the Company’s periodic reports.

Reporting to Shareholders

The Committee shall make available to stockholders a summary report on the scope of its activities. This may be identical to the report that appears in the Company’s annual report.

ANNEX B

2004 Omnibus Incentive Plan

Darling International Inc.

Effective May 11, 2005

                                                 TABLE OF CONTENTS
                                                                                              Page

  Article 1     Establishment, Purpose,  Eligibility                                             B-3
  Article 2     Definitions                                                                      B-3
  Article 3     Administration                                                                   B-6
  Article 4     Shares Subject to the Plan and Maximum Awards                                    B-7
  Article 5     Stock Options                                                                    B-9
  Article 6     Stock Appreciation Rights                                                        B-9
  Article 7     Restricted Stock and Restricted Stock Units                                      B-10
  Article 8     Other Stock-Based Awards                                                         B-10
  Article 9     Dividend Equivalents                                                             B-10
  Article 10    Non-Employee Director Awards                                                     B-11
  Article 11    Cash-Based Awards                                                                B-11
  Article 12    Performance-Based Compensation                                                   B-11
  Article 13    Change of Control                                                                B-12
  Article 14    Duration, Amendment, Modification, Suspension, and Termination                   B-13
  Article 15    General Provisions                                                               B-13

DARLING INTERNATIONAL INC.
2004 OMNIBUS INCENTIVE PLAN

Article 1.    Establishment, Purpose, Eligibility

1.1     Establishment.     Darling International Inc., a Delaware corporation (hereinafter referred to as the “Company”), establishes the 2004 Omnibus Incentive Plan (hereinafter referred to as the “Plan”) as set forth in this document. The Plan shall become effective upon shareholder approval (the “Effective Date”).

1.2     Purpose of the Plan.     The purpose of the Plan is to attract, retain and motivate Employees, Directors, and Third Party Service Providers of the Company and its Subsidiaries and to encourage them to have a financial interest in the Company.

1.3    Awards.    The Plan permits the grant of Stock Options, Stock Appreciation Rights, Restricted Stock (including Performance Stock), Restricted Stock Units (including Performance Units), Other-Stock Based Awards, Non-Employee Director Awards, Dividend Equivalents, and Cash-Based Awards. The Plan sets forth the performance goals and procedural requirements to permit the Company to design Awards that qualify as Performance-Based Compensation.

1.4     Eligibility and Participation.     Any Employee, Non-employee Director, or Third Party Service Provider is eligible to be designated a Participant. An individual shall become a “Participant” upon the grant of an Award. Each Award shall be evidenced by an Award Agreement. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

Article 2.    Definitions

        Whenever capitalized in the Plan, the following terms shall have the meanings set forth below.

2.1      "Annual Award Limit" shall have the meaning set forth in Section 4.3.

2.2     “Award” means, individually or collectively, any Stock Option, Stock Appreciation Right, Restricted Stock (including any Performance Stock), Restricted Stock Unit (including any Performance Unit), Dividend Equivalent, Cash-Based Award, Other Stock-Based Award or Non-employee Director Award that is granted under the Plan.

2.3     “Award Agreement” means either (a) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (b) a written statement issued by the Company to a Participant describing the terms and provisions of such Award.

2.4     “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.5      "Board of Directors" means the Board of Directors of the Company.

2.6      "Cash-Based Award" means any right granted under Article 11.

2.7      "Change of Control" means the occurrence of any of the following events:

  Any Person becomes the Beneficial Owner of twenty percent (20%) or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of its Directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Section 2.7, the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, including without limitation, a public offering of securities; (ii) any acquisition by the Company or any of its Subsidiaries; (iii) any acquisition by any employee benefit plan or related trust sponsored or maintained by the Company or any of its Subsidiaries; or (iv) any acquisition by any Person pursuant to a transaction which complies with clauses (i), (ii), and (iii) of Section 2.7(c).

  Individuals who constitute the Board of Directors as of the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a Director subsequent to the Effective Date whose election to the Board of Directors, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board, shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election or removal of the Directors of the Company or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors;

  Consummation of a reorganization, merger, or consolidation to which the Company is a party or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, following such Business Combination: (i) all or substantially all of the individuals and entities who were the Beneficial Owners of Outstanding Company Voting Securities immediately prior to such Business Combination are the Beneficial Owners, directly or indirectly, of more than fifty percent (50%) of the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors (or election of members of a comparable governing body) of the entity resulting from the Business Combination (including, without limitation, an entity which as a result of such transaction owns all or substantially all of the Company or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries) (the “Successor Entity”) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Voting Securities; (ii) no Person (excluding any Successor Entity or any employee benefit plan or related trust of the Company, such Successor Entity, or any of their Subsidiaries) is the Beneficial Owner, directly or indirectly, of twenty percent (20%) or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or comparable governing body) of the Successor Entity, except to the extent that such ownership existed prior to the Business Combination; and (iii) at least a majority of the members of the board of directors (or comparable governing body) of the Successor Entity were members of the Incumbent Board (including persons deemed to be members of the Incumbent Board by reason of the proviso of Section 2.7(b)) at the time of the execution of the initial agreement or of the action of the Board of Directors providing for such Business Combination; or

  Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

2.8      "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time.

2.9     “Committee” means the compensation committee of the Board of Directors, or any other committee designated by the Board of Directors to administer this Plan.

2.10      "Company" means Darling International Inc., a Delaware corporation, and any successor thereto.

2.11     “Covered Employee” means for any Plan Year, a Participant designated by the Company as a potential “covered employee,” as such term is defined in Section 162(m) of the Code and the regulations promulgated thereunder, or any successor statute.

2.12      "Director" means any individual who is a member of the Board of Directors of the Company.

2.13     "Dividend Equivalent" means any right granted under Article 9.

2.14      "Effective Date" has the meaning set forth in Section 1.1.

2.15      "Employee" means any employee of the Company or its Subsidiaries.

2.16      "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

2.17     “Extraordinary Items” means (a) extraordinary, unusual, and/or nonrecurring items of gain or loss; (b) gains or losses on the disposition of a business; (c) changes in tax or accounting regulations or laws; (d) the effect of a merger or acquisition; (e) the effects of FAS 87; or (f) the effects of FAS 133: all of which must be identified in the audited financial statements, including footnotes, or Management’s Discussion and Analysis section of the Company’s annual report on Form 10-K, as promulgated under the regulations of the Securities and Exchange Commission.

2.18     “Fair Market Value” means the (i) closing price of a Share on the American Stock Exchange (or if the Shares are listed on another national securities exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), on such exchange or system), or if there was no trading of Shares on such date, on the next preceding date on which there was trading in the Shares, (ii) if the Shares are not then listed on a national stock exchange but are then traded on an over-the-counter market, the average of the bid and asked prices for the Shares in such over-the-counter market on such date or if there was no trading of Shares on such date, on the next preceding date on which there was trading in the Shares, or (iii) if Shares are not then listed on a national exchange or NASDAQ or traded on an over-the-counter market, such value as the Committee in its sole discretion establishes for purposes of granting Awards under the Plan.

2.19     “Incentive Stock Option” means a Stock Option to purchase Shares granted under Article 5 to an Employee and that is designated as an “incentive stock option” and that is intended to meet the requirements of Code Section 422, as it may be amended or modified.

2.20     "Non-Employee Director" means a Director who is not an Employee.

2.21      "Non-Employee Director Award" means any Award granted to a Non-Employee Director under Article 10.

2.22     “Nonqualified Stock Option” means a Stock Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.23      "Other Stock-Based Award" means any right granted under Article 8.

2.24      "Participant" means any eligible person as set forth in Section 1.4 to whom an Award is granted.

2.25     “Performance-Based Compensation” means compensation under an Award that is intended to constitute “qualified performance based compensation” within the meaning of the regulations promulgated under Section 162(m) of the Code or any successor provision.

2.26     “Performance Measures” means measures as described in Section 12.1 on which the performance goals are based and which are approved by the Company’s shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

2.27     “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.28      "Performance Stock" means a Share of Restricted Stock as described in Section 7.3.

2.29     "Performance Unit" means a Restricted Stock Unit as described in Section 7.3.

2.30     “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.31    "Plan" means the Darling International Inc. 2004 Omnibus Incentive Plan.

2.32     “Plan Year” means the Company’s fiscal year, which is the 52/53 week fiscal year ending on the Saturday nearest to December 31.

2.33      "Prior Plans" means the Company's 1994 Employee Flexible Stock Option Plan and Non-Employee Directors Stock Option Plan.

2.34      Restricted Stock" means any Share granted under Article 7.

2.35     "Restricted Stock Unit" means any right granted under Article 7.

2.36    "Share" means a share of common stock of the Company, $0.01 par value per share.

2.37    "Stock Appreciation Right"means any right granted under Article 6.

2.38    "Stock Option" means any right granted under Article 5.

2.39     “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which a Person has or obtains directly or indirectly, the ability to vote to seat a majority of the board of directors or comparable governing body.

2.40      “Ten Percent Shareholder” means an individual who owns (after the application of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its “parent corporation” or any “subsidiary corporation” (as such terms are defined in Section 424 of the Code).

2.41     “Third Party Service Provider” means any consultant, agent, advisor, or independent contractor who renders services to the Company or a Subsidiary that (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

Article 3.     Administration

3.1      General.    The Committee shall be responsible for administering the Plan, subject to this Article 3 and the other provisions of the Plan.

3.2     Authority of the Committee.      The Committee shall have full and exclusive discretionary power to (a) interpret the terms and the intent of the Plan and any Award Agreement or other agreement or document ancillary to or in connection with the Plan; (b) determine eligibility for Awards; and (c) adopt such rules, forms, instruments, and guidelines for administering the Plan as the Committee deems necessary or proper. The Committee’s authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, and, subject to Section 14.3, adopting modifications and amendments to any Award Agreement. Notwithstanding anything in this Section to the contrary, the Board of Directors is hereby authorized (in addition to any necessary action by the Committee) to grant or approve Awards as necessary to satisfy the requirements of Section 16 of the Exchange Act and the rules and regulations thereunder and to act in lieu of the Committee with respect to Awards made to Non-Employee Directors under the Plan. All actions taken and all interpretations and determinations made by the Committee or by the Board of Directors, as applicable, shall be final and binding upon the Participants, the Company, and all other interested individuals.

3.3     Advisors.     The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals.

3.4     Delegation.     The Committee may delegate to one or more of its members, one or more officers of the Company or any of its Subsidiaries, and one or more agents or advisors such administrative duties or powers as it may deem advisable.

Article 4.     Shares Subject to the Plan and Maximum Awards

4.1     Number of Shares Available for Awards.

  General. Subject to adjustment as provided in Section 4.4, the maximum number of Shares available for issuance to Participants pursuant to Awards under the Plan shall be 4,800,000 Shares plus up to 1,274,969 Shares subject to outstanding awards as of the Effective Date under the Prior Plans that on or after the Effective Date cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable Shares), up to an aggregate maximum of 6,074,969 Shares. The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.

  Incentive Stock Options. Subject to the limit set forth in Section 4.1(a), the maximum number of Shares that may be issued pursuant to the exercise of an Incentive Stock Option shall be 4,800,000.

  Non-Employee Director Awards. Subject to the limit set forth in Section 4.1(a), the maximum number of Shares that may be issued to Non-Employee Directors shall be 500,000 Shares.

4.2      Share Usage.

  General. Shares shall be charged against the total number of Shares available for Awards and the Annual Award Limits on the date of grant to the extent such Awards are denominated in Shares and on the date of settlement for any other Award which is settled in Shares; provided, however, that in the case of a Stock Appreciation Right granted in tandem with a Stock Option, only the number of Shares subject to the Stock Option shall be counted.

  Awards Not Settled in Shares. If all or a portion of an Award denominated in Shares is not settled in Shares, such Shares that are not actually issued and delivered to a Participant (or, if permitted by the Committee, to a Participant’s designated transferee) shall not be counted against the total number of Shares available for Awards but shall continue to be counted for purposes of the Annual Award Limits.

  Cancelled/Forfeited Awards.Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged, prior to the issuance of Shares, for Awards not involving Shares shall be available again for grant under the Plan.

  Stock Options.To the extent the Committee permits the exercise price of any Stock Option (or related tax withholding) to be satisfied by tendering Shares to the Company (by either actual delivery or by attestation), only the number of Shares issued, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

  Dividends or Dividend Equivalents.The maximum number of Shares available for issuance under the Plan shall not be reduced to reflect any dividends or Dividend Equivalents paid in respect of Awards made under the Plan that are settled or reinvested in Shares or additional Awards.

  Corporate Transactions. If the Committee authorizes the issuance or assumption under this Plan of awards granted under another plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization, such authorization shall not reduce the maximum number of Shares available for issuance under this Plan; provided, however, that if any of the assumed awards are Incentive Stock Options such assumed Incentive Stock Options shall reduce the maximum number of Shares set forth in Section 4.1(b) that may be issued pursuant to the exercise of an Incentive Stock Option.

4.3     Annual Award Limits.      Unless and until the Committee determines that an Award to a Covered Employee is not intended to qualify as Performance-Based Compensation, the following limits (each an “Annual Award Limit” and collectively, “Annual Award Limits”) shall apply to grants of Awards under the Plan:

  Awards Denominated in Shares. The maximum number of Shares with respect to which any Awards denominated in Shares may be granted or measured to any Participant in any Plan Year shall be 6,074,969 Shares.

  Awards Denominated in Cash. The maximum amount of any Award denominated in Cash may be paid, credited or vested to any Participant in any Plan Year shall be 1 million dollars ($1,000,000).

4.4     Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, to prevent dilution or enlargement of Participants’ rights under the Plan, shall determine whether and the extent to which it should substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the exercise price or grant price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.

        The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under the Plan to reflect or related to such changes and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

        The Committee may authorize the issuance or assumption of awards granted under another plan in connection with any merger, consolidation, acquisition of property or stock or reorganization upon such terms and conditions as it may deem appropriate.

Article 5.    Stock Options

5.1     Grant of Stock Options.     The Committee is hereby authorized to grant Stock Options to Participants. Each Stock Option shall permit a Participant to purchase from the Company a stated number of Shares at an exercise price established by the Committee, subject to the terms and conditions described in this Article 5 and to such additional terms and conditions, as established by the Committee, in its sole discretion, that are consistent with the provisions of the Plan. Stock Options shall be designated as either Incentive Stock Options or Nonqualified Stock Options. Stock Options may be granted in tandem with Stock Appreciation Rights.

5.2     Stock Option Terms.       The exercise price per Share under a Stock Option shall be determined by the Committee at the time of grant.

5.3      Stock Option Term.      The term of each Stock Option shall be determined by the Committee at the time of grant.

5.4     Time of Exercise.      Stock Options granted under this Article 5 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

5.5     Method of Exercise.      Stock Options granted under this Article 5 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Stock Option is to be exercised, accompanied by full payment in cash for the Shares. The Committee may also designate other acceptable forms of payment, in its complete discretion.

5.6     Limitations on Incentive Stock Options.     Incentive Stock Options may be granted only to employees of the Company or of a “parent corporation” or “subsidiary corporation” (as such terms are defined in Section 424 of the Code) at the date of grant. The aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and of any parent corporation or subsidiary corporation) shall not exceed one hundred thousand dollars ($100,000). For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they are granted. The per-Share exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant. No Incentive Stock Option may be exercised later than ten (10) years after the date it is granted.

5.7     Additional Limitations on Incentive Stock Options for Ten Percent Shareholders.     The per-Share exercise price of an Incentive Stock Option granted to a Ten Percent Shareholder shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant. No Incentive Stock Option granted to a Ten Percent Shareholder may be exercised later than five (5) years after the date it is granted.

Article 6.     Stock Appreciation Rights

6.1    Grant of Stock Appreciation Rights.     The Committee is hereby authorized to grant Stock Appreciation Rights to Participants, including a concurrent grant of Stock Appreciation Rights in tandem with any Stock Option. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (a) the Fair Market Value of one Share on the date of exercise over (b) the grant price of the right as specified by the Committee on the date of the grant.

6.2     Terms of Stock Appreciation Right.     Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

6.3     Tandem Stock Appreciation Rights and Stock Options.     Upon the exercise of all or a portion of a Stock Appreciation Right granted in tandem with a Stock Option, a Participant shall be required to forfeit the right to purchase an equivalent portion of the related Stock Option (and, when a Share is purchased under the related Stock Option, the Participant shall be required to forfeit an equivalent portion of the Stock Appreciation Right).

Article 7.     Restricted Stock and Restricted Stock Units

7.1     Grant of Restricted Stock or Restricted Stock Units.     The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Participants. Each Restricted Stock Unit shall represent one Share. Restricted Stock Units shall be credited to a notional account maintained by the Company. No Shares are actually awarded to the Participant in respect of Restricted Stock Units on the date of grant.

7.2     Terms of Restricted Stock or Restricted Stock Unit Awards.     Each Award Agreement evidencing a Restricted Stock or Restricted Stock Unit grant shall specify the terms of the period(s) of restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, settlement dates and such other provisions as the Committee shall determine.

7.3     Performance Stock or Performance Units.     Restricted Stock and Restricted Stock Units, the grant of which or lapse of restrictions of which is based upon the achievement of performance goals over a performance period, shall be referred to as “Performance Stock” and “Performance Units,” respectively.

7.4     Voting Rights.     Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder shall have the right to exercise full voting rights with respect to those Shares during the period of restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

7.5     Section 83(b) Election.     The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

Article 8.     Other Stock-Based Awards

        The Committee is hereby authorized to grant other types of equity-based or equity-related Awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted Shares) to Participants in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards shall be referred to as “Other Stock-Based Awards.” Each such Other Stock-Based Award may involve the transfer of actual Shares to Participants or payment in cash or otherwise of amounts based on the value of Shares, and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States. Each Other Stock-Based Award shall be expressed in terms of Shares or units or an equivalent measurement based on Shares, as determined by the Committee.

Article 9.     Dividend Equivalents

        The Committee is hereby authorized to grant to Participants Dividend Equivalents based on the dividends declared on Shares that are subject to any Award. Dividend Equivalents shall be credited as of dividend payment dates during the period between the date the Award is granted and the date the Award is exercised, vested, expired, credited or paid. Such Dividend Equivalents shall be converted to cash, Shares or additional Awards by such formula and at such time and subject to such limitations as may be determined by the Committee.

        Dividend Equivalents granted with respect to any Stock Option or Stock Appreciation Right may be payable regardless of whether such Stock Option or Stock Appreciation Right is subsequently exercised.

Article 10.     Non-Employee Director Awards

        The Board of Directors or the Committee is hereby authorized to grant Awards to Non-Employee Directors, as it shall from time to time determine, including Awards granted in satisfaction of annual fees that are otherwise payable to Non-Employee Directors.

Article 11.     Cash-Based Awards

        The Committee is hereby authorized to grant Awards to Participants denominated in cash in such amounts and subject to such terms and conditions as the Committee may determine. Such Awards shall be referred to as “Cash-Based Awards.” Each such Cash-Based Award shall specify a payment amount or payment range as determined by the Committee.

Article 12.     Performance-Based Compensation

        The Committee is authorized to design any Award so that the amounts or Shares payable or distributed pursuant to such Award are treated as “qualified performance based compensation” within the meaning Section 162(m) of the Code and related regulations.

12.1     Performance Measures.     The granting, vesting, crediting and/or payment of Performance-Based Compensation shall be based on the achievement of performance goals based on one or more of the following performance measures: (a) net income (before or after taxes); (b) earnings per Share before or after taxes, interest, depreciation, and/or amortization; (c) net sales growth; (d) net operating profit; (e) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (f) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (g) gross or operating margins; (h) productivity ratios; (i) Share price (including, but not limited to, growth measures and total shareholder return); (j) expense targets; (k) operating efficiency; (l) customer satisfaction; (m) working capital targets; (n) economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital), (o) account growth, (p) service revenue, and (q) capital expenditures.

        Any performance measure may be (i) used to measure the performance of the Company and/or any of its Subsidiaries as a whole, any business unit thereof or any combination thereof or (ii) compared to the performance of a group of comparable companies, or a published or special index, in each case that the Committee, in its sole discretion, deems appropriate.

12.2     Establishment of Performance Goals for Covered Employees.     No later than ninety (90) days after the commencement of a performance period (but in no event after twenty-five percent (25%) of such performance period has elapsed), the Committee shall establish in writing: (a) the performance goals applicable to the performance period; (b) the performance measures to be used to measure the performance goals in terms of an objective formula or standard; (c) the method for computing the amount of compensation payable to the Participant if such performance goals are obtained; and (d) the Participants or class of Participants to which such performance goals apply.

12.3     Permitted Exclusions/Inclusions.     When establishing the performance goals, the Committee may provide in any Award to a Covered Employee that the evaluation of performance goals may include or exclude any of the following events that occurs during a performance period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) acquisitions or divestitures; (f) foreign exchange gains and losses; and (g) Extraordinary Items.

12.4     Adjustment of Performance-Based Compensation.     Awards that are designed to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

12.5     Certification of Performance.     No Award designed to qualify as Performance-Based Compensation shall be granted, vested, credited or paid, as applicable, with respect to any Participant until the Committee certifies in writing that the performance goals and any other material terms applicable to such performance period have been satisfied.

12.6     Reapproval of Performance Measures.     Performance measures listed in Section 12.1 may not be used in designing Awards intended to qualify as performance-based compensation after the first shareholder meeting that occurs in the fifth (5th) year following the year in which shareholder approval is first approved (or previously approved pursuant to this Section 12.6), unless shareholder approval of such performance measures is again obtained or applicable tax or securities laws change to provide otherwise.

Article 13.     Change of Control

        Upon the occurrence of a Change of Control, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless the Committee shall determine otherwise in the Award Agreement:

  Time Vested Awards. Awards, the vesting of which depends upon a participant’s continuation of service for a period of time, shall become fully vested and exercisable immediately prior to the consummation of the Change of Control; shall be distributed or paid to the participant not later than thirty (30) days following the date of the Change of Control in cash, Shares, other securities, or any combination, as determined by the Committee; and shall terminate as to any unexercised portion upon consummation of the Change of Control; provided, however, that if the Award is denominated in Shares, the amount distributed or paid shall equal the difference between the Fair Market Value of the Shares on the date of the Change of Control and, if applicable, the exercise price, grant price or unpaid purchase price as of the date of the Change of Control; and

  Performance-Based Awards. Awards, the vesting of which is based on achievement of performance criteria over a performance period, shall become fully vested and exercisable immediately prior to the consummation of the Change of Control; shall be deemed earned based on the target performance being attained for the performance period in which the Change of Control occurs; shall be distributed or paid to the participant no later than thirty (30) days following the date of the Change of Control pro rata based on the portion of the performance period elapsed on the date of the Change of Control in cash, Shares, other securities, or any combination, as determined by the Committee; and shall thereafter terminate and shall terminate as to any unexercised portion upon consummation; provided, however, that if the Award is denominated in Shares, the amount distributed or paid shall equal the difference between the Fair Market Value of the Shares on the date of the Change of Control and, if applicable, the exercise price, grant price or unpaid purchase price as of the date of the Change of Control.

Article 14.     Duration, Amendment, Modification, Suspension, and Termination

14.1     Duration of the Plan.     Unless sooner terminated as provided in Section 14.2, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date.

14.2     Amendment, Modification, Suspension, and Termination of Plan.     The Board of Directors may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company’s shareholders, Stock Options or Stock Appreciation Rights and any Other Stock Based Award that is not a Full Value Award which is issued under the Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the exercise price or grant price of a previously granted Award, and no amendment of the Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule. After the Plan is terminated in accordance with this Section 14.2, no Award may be granted but any Award previously granted shall remain outstanding in accordance with the terms and conditions of the Plan and the Award.

14.3     Amendment, Modification, Suspension, and Termination of Awards.     The Committee shall have the authority at any time and from time to time, to alter, amend, modify, suspend or terminate the terms and conditions of any Award; provided, however, that no such action shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant holding such Award.

14.4     Adjustment of Awards upon the Occurrence of Certain Unusual or Nonrecurring Events.     Subject to the limitations in Section 12.4 related to other Performance-Based Compensation, the Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

Article 15.     General Provisions

15.1     Settlement of Awards; No Fractional Shares.     Each Award Agreement shall establish the form in which the Award shall be settled. Awards (other than Stock Options and Restricted Stock) may be settled in cash, Shares, other securities, additional Awards or any combination, regardless of whether such Awards are originally denominated in cash or Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, other securities or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

15.2     Tax Withholding.     The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

15.3     Share Withholding.     With respect to withholding required upon the exercise of Stock Options or Stock Appreciation Rights, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, upon the achievement of performance goals related to Performance Stock and Performance Units, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction.

15.4     Transferability of Awards.     Each Incentive Stock Option granted hereunder and, except as otherwise provided in a Participant’s Award Agreement or otherwise at any time by the Committee, each other Award granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent or distribution and any attempt to enforce such a purported sale, transfer, pledge, alienation or hypothecation shall be void. Should the Committee permit transferability of an Award, it may do so on a general or a specific basis, and may impose conditions and limitations on any permitted transferability. An Incentive Stock Option may be exercised by a Participant only during his or her lifetime. Unless transferability is permitted, Nonqualified Stock Options and Stock Appreciation Rights may be exercised by a Participant only during his or her lifetime. If the Committee permits any Nonqualified Stock Option or Stock Appreciation Right to be transferred, references in the Plan to the exercise of a Stock Option or Stock Appreciation Right by the Participant or payment of any amount to the Participant shall be deemed to include the Participant’s transferee.

15.5     Termination of Service; Forfeiture Events.

  Termination of Service. Each Award Agreement shall specify the effect of a Participant’s termination of service with the Company and any of its Subsidiaries, including specifically whether the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment, in addition to the effect on any otherwise applicable vesting or performance conditions of an Award. Such provisions shall be determined in the Committee’s sole discretion, need not be uniform and may reflect distinctions based on the reasons for termination.

  Forfeiture Events. An Award Agreement may also specify other events that may cause a Participant’s rights, payments and benefits with respect to an Award to be subject to reduction, cancellation, forfeiture, or recoupment, or which may affect any otherwise applicable vesting or performance conditions of an Award.

15.6     Deferrals.     The Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of any Award.

15.7    Conditions and Restrictions on Shares.     The Committee may impose such other conditions or restrictions on any Shares received in connection with an Award as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received for a specified period of time or a requirement that a Participant represent and warrant in writing that the Participant is acquiring the Shares for investment and without any present intention to sell or distribute such Shares. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any conditions and restrictions applicable to such Shares.

15.8     Share Certificates.     If an Award provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on an uncertificated basis, to the extent not prohibited by applicable law or the rules of NASDAQ or any stock exchange on which the Shares are admitted to trading or listed. Shares issued in connection with Awards of Restricted Stock may, to the extent deemed appropriate by the Committee, be retained in the Company’s possession until such time as all conditions or restrictions applicable to such Shares have been satisfied or lapse.

15.9     Compliance with Law.     The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies, NASDAQ or stock exchanges on which the Shares are admitted to trading or listed, as may be required. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

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  Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

  Completion of any registration or other qualification of the Shares under any applicable national, state or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

The restrictions contained in this Section 15.9 shall be in addition to any conditions or restrictions that the Committee may impose pursuant to Section 15.7. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.10     Rights as a Shareholder.     Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

15.11     Awards to Non-U.S. Employees. To comply with the laws in other countries in which the Company or any of its Subsidiaries operates or has Employees, Directors, or Third Party Service Providers, the Committee, in its sole discretion, shall have the power and authority to:

  Determine which Subsidiaries shall be covered by the Plan;

  Determine which Employees, Directors and Third Party Service Providers outside the United States are eligible to participate in the Plan;

  Modify the terms and conditions of any Award granted to Employees, Directors and Third Party Service Providers outside the United States to comply with applicable foreign laws;

  Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 15.11 by the Committee shall be attached to this Plan document as appendices; and

  Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

15.12     No Right to Continued Service.      Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Participant’s employment or service at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his or her employment or service for any specified period of time. Neither any Award nor any benefits arising under the Plan shall constitute an employment or consulting contract with the Company or any of its Subsidiaries and, accordingly, subject to Article 14 the Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Board of Directors or Committee, as applicable, without giving rise to any liability on the part of the Company or any of its Subsidiaries.

15.13     Beneficiary Designation.      Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, amounts due under the Plan remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

15.14     Other Compensation Plans or Arrangements.     The Committee shall have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

15.15     Gender and Number.     Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

15.16      Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

15.17     Unfunded Plan.     Participants shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Subsidiaries may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company or any of its Subsidiaries under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company or a Subsidiary, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company or a Subsidiary, as the case may be, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts. The Plan is not subject to the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time.

15.18     Nonexclusivity of the Plan.     The adoption of the Plan shall not be construed as creating any limitations on the power of the Board of Directors or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

15.19     No Constraint on Corporate Action.     Nothing in the Plan shall be construed to (a) limit, impair, or otherwise affect the Company’s or its Subsidiary’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets, or (b) limit the right or power of the Company or its Subsidiary to take any action which such entity deems to be necessary or appropriate.

15.20     Successors.     All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

15.21     Governing Law.     The Plan and each Award Agreement shall be governed by the laws of the State of Texas, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

B - 14

PROXY CARD

DARLING INTERNATIONAL INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
MAY 11, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of DARLING INTERNATIONAL INC., a Delaware corporation (the “Company”), does hereby constitute and appoint Joseph R. Weaver and Brad Phillips, or either one of them, with full power to act alone and to designate substitutes, the true and lawful proxies of the undersigned for and in the name and stead of the undersigned, to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the Marriott Las Colinas, 223 West Las Colinas Blvd., Irving, Texas 75039, on May 11, 2005 at 10:00 a.m., local time, and at any and all adjournments and postponements thereof (the “Annual Meeting”), on all matters that may come before such Annual Meeting. Said proxies are instructed to vote on the following matters in the manner herein specified.

           IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES OF COMMON STOCK COVERED HEREBY WILL BE VOTED AS SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" PROPOSALS NO. 1 AND 2 AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

(CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 and 2.

Please mark your vote as indicated in this example  [X]

1.        Proposal 1: ELECTION OF DIRECTORS

Nominees:
(01) Randall C. Stuewe	(04) Fredric J. Klink
(02) O. Thomas Albrecht	(05) Charles Macaluso
(03) Kevin S. Flannery	(06) Michael Urbut

            VOTE FOR ALL*            WITHOLD FOR ALL

            [   ]                                               [   ]

*      To withhold authority to vote for one or more nominee(s), write the name(s) of the nominee(s) above.

2.        Proposal 2: APPROVAL OF 2004 OMNIBUS INCENTIVE PLAN

            For        [   ]             Against      [   ]            Abstain      [   ]

3.        Other Matters:

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting.

NOTE: PLEASE DATE THIS PROXY, SIGN YOUR NAME EXACTLY AS IT APPEARS HEREON, AND RETURN PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF SIGNING ON BEHALF OF A CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF SIGNING ON BEHALF OF A PARTNERSHIP, PLEASE SIGN IN FULL PARTNERSHIP NAME BY AUTHORIZED PERSON(S).

The undersigned hereby revokes all previous Proxies and acknowledges receipt of the Notice of Annual Meeting dated April 12, 2005, the Proxy Statement attached thereto and the Annual Report of the Company for the fiscal year ended January 1, 2005 forwarded therewith.

Dated: _______________________________, 2005

_______________________________
Signature

_______________________________
Signature